                                                                   EXHIBIT 10.07



                                 OFFICE LEASE



                      LANDLORD:  ARAI CORPORATION OF AMERICA,

                                 A DELAWARE CORPORATION


                      TENANT:    THE SHOPPERS' SOURCE,

                                 A CALIFORNIA CORPORATION



                                 DATE:   FEBRUARY 6, 1997

                               TABLE OF CONTENTS

ARTICLE I - PREMISES.........................................................  1
1.1   Lease of Premises......................................................  1
1.2   Rentable Area..........................................................  1

ARTICLE II - TERM............................................................  1
2.1   Effective Date.........................................................  1
2.2   Term of Lease..........................................................  1
2.3   Commencement Date......................................................  2
2.4   Delivery of Premises...................................................  2
2.5   Early Entry Into Premises..............................................  2
2.6   Notice of Commencement Date............................................  2

ARTICLE III - RENT AND ADJUSTMENTS TO RENT...................................  2
3.1   Payment of Rent........................................................  2
3.2   Abatement of Basic Rent................................................  3
3.3   Definition of Rent.....................................................  3
3.4   Late Charge............................................................  3
3.5   Acceleration of Rent Payments..........................................  3
3.6   Disputes as to Payments of Rent........................................  3
3.7   Operating Expense Adjustments..........................................  4
3.8   Procedure for Payment of Operating Expense Adjustments.................  4
3.9   Certain Defined Terms..................................................  5
3.10  Exclusion From Operating Expenses......................................  7
3.11  Review of Operating Expenses...........................................  8
3.12  Rent Control...........................................................  8
3.13  Governmental Assessments...............................................  9

ARTICLE IV - USE.............................................................  9
4.1   Permitted Use..........................................................  9
4.2   Restriction on Use.....................................................  9
4.3   Compliance by Other Tenants............................................  9

ARTICLE V - IMPROVEMENTS/ALTERATIONS......................................... 10
5.1   Tenant's Rights to Make Alterations.................................... 10
5.2   Installation of Alterations............................................ 10

ARTICLE VI - INDEMNIFICATION AND INSURANCE................................... 11
6.1   Indemnification and Waiver............................................. 11
6.2   Tenant's Insurance..................................................... 12
6.3   Waiver of Subrogation.................................................. 13

ARTICLE VII - ASSIGNMENT AND SUBLETTING...................................... 13
7.1   Right to Assign, and Sublease and Encumber............................. 13
7.2   Procedure for Assignment and Sublease/Landlord's Recapture Rights...... 14
7.3   Conditions Regarding Consent to Sublease and Assignment................ 14
7.4   Intentionally Omitted.................................................. 14
7.5   Affiliated Companies/Restructuring of Business Organization............ 15
7.6   Landlord's Right to Assign............................................. 15

ARTICLE VIII- DAMAGE OR DESTRUCTION.......................................... 15
8.1   Loss Covered By Insurance.............................................. 15
8.2   Loss Not Covered By Insurance.......................................... 15
8.3   Destruction During Final Year.......................................... 16
8.4   Destruction of Tenant's Personal Property, Tenant Improvements or
      Property of Tenant's Employees......................................... 16
8.5   Exclusive Remedy....................................................... 16

ARTICLE IX - CONDEMNATION.................................................... 16
9.1   Permanent Taking - When Lease Can Be Terminated........................ 16
9.2   Permanent Taking - When Lease Cannot Be Terminated..................... 17
9.3   Temporary Taking....................................................... 17
9.4   Exclusive Remedy....................................................... 17
9.5   Release Upon Termination............................................... 17

ARTICLE X - DEFAULTS/REMEDIES................................................ 17
10.1  Events of Default...................................................... 17
10.2  Remedies Upon Default.................................................. 17
10.3  Assignment of Rents.................................................... 18
10.4  Waiver of Default...................................................... 19
10.5  Bankruptcy............................................................. 19

ARTICLE XI - DEFAULT BY LANDLORD............................................. 19

ARTICLE XII - SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE.................. 19
12.1  Subordination Attornment and Non-Disturbance........................... 19
12.2  Landlord's Right to Assign............................................. 20
12.3  Non-Disturbance........................................................ 20
12.4  Attorney-In-Fact....................................................... 20

ARTICLE XIII - ESTOPPEL CERTIFICATES......................................... 20

ARTICLE XIV - ENTRY BY LANDLORD.............................................. 21

ARTICLE XV - TENANT'S AND LANDLORD'S REPAIR OBLIGATIONS...................... 21
15.1  Tenant's Repair........................................................ 21
15.2  Landlord's Repair...................................................... 21

ARTICLE XVI - SURRENDER OF PREMISES.......................................... 22
16.1  Surrender of Premises.................................................. 22
16.2  Removal of Tenant Property by Tenant................................... 22
16.3  Property Rights........................................................ 22

ARTICLE XVII - ARBITRATION................................................... 22
17.1  Arbitration............................................................ 22
17.2  Payment of Expenses.................................................... 23

ARTICLE XVIII - SECURITY DEPOSIT............................................. 23

ARTICLE XIX - NO LIENS BY TENANT............................................. 24

ARTICLE XX - SERVICES........................................................ 24
20.1  Heating, Ventilating or Air-Conditioning............................... 24
20.2  Cleaning............................................................... 24
20.3  Additional Services.................................................... 25
20.4  Landlord's Right to Cease Providing Services........................... 25

ARTICLE XXI - SECURITY SERVICES.............................................. 25
21.1  Landlord's Obligation to Furnish Security Services..................... 25
21.2  Tenant's Right to Install Security System.............................. 25

ARTICLE XXII - SUBSTITUTED PREMISES.......................................... 26

ARTICLE XXIII - RULES AND REGULATIONS........................................ 26

ARTICLE XXIV - HOLDING OVER.................................................. 26
24.1   Surrender of Possession............................................... 26
24.2   Payment of Money After Termination.................................... 27

ARTICLE XXV - WAIVER......................................................... 27

ARTICLE XXVI - RIGHT TO PERFORMANCE.......................................... 27

ARTICLE XXVII - PARKING...................................................... 28

ARTICLE XXVIII - MUST TAKE SPACE............................................. 29
28.1   Must-Take Commencement Date........................................... 29
28.2   Base Rent and Additional Rent......................................... 29

ARTICLE XXIX - QUIET ENJOYMENT............................................... 29

ARTICLE XXX - NOTICES........................................................ 29

ARTICLE XXXI - BROKER........................................................ 30

ARTICLE XXXII - INTENTIONALLY OMITTED........................................ 30

ARTICLE XXXIII - MISCELLANEOUS............................................... 30
33.1   Severability.......................................................... 30
33.2   Entire Agreement...................................................... 30
33.3   Cumulative Rights..................................................... 30
33.4   Relationship of Parties............................................... 30
33.5   Successors............................................................ 30
33.6   Captions.............................................................. 30
33.7   Authority............................................................. 31
33.8   Industry Class........................................................ 31
33.9   Attorneys' Fees....................................................... 31
33.10  Governing Law......................................................... 31
33.11  Modification for Lender............................................... 31
33.12  No Recordation........................................................ 31
33.13  Confidentiality....................................................... 31
33.14  Hazardous Materials................................................... 31

                                    EXHIBITS

EXHIBIT "A" - PREMISES....................................................... 34
EXHIBIT "B" - CONSTRUCTION AGREEMENT......................................... 35
EXHIBIT "C" - NOTICE OF LEASE TERM DATES..................................... 36
EXHIBIT "D" - RULES AND REGULATIONS.......................................... 38
EXHIBIT "E" - INSURANCE REQUIREMENTS......................................... 41
EXHIBIT "F" - CONFIRMATION REAL ESTATE AGENCY................................ 42
EXHIBIT "G" - TENANT EMERGENCY DIRECTIVE..................................... 43
EXHIBIT "H" - OPTION TO EXTEND TERM.......................................... 44

                         FUNDAMENTAL LEASE PROVISIONS

          The following fundamental lease provisions are incorporated into the Lease attached hereto and said provisions shall have the following meanings throughout the Lease.

     a.   LANDLORD:                           Arai Corporation of America, Inc.,
                                              a Delaware Corporation

     b.   LANDLORD'S PROPERTY                 Investment Development Services, Inc.,
          MANAGEMENT AGENT:                   a California Corporation

     c.   TENANT:                             The Shoppers' Source,
                                              a California Corporation

     d.   BUILDING:                           2101 East Coast Highway
                                              Newport Beach, California 92625

     e.   PREMISES:                           Approximately 8,881 rentable square feet
                                              ("RSF") located on the second floor(s),
                                              as shown  cross-hatched  on  Exhibit  "A"
                                              attached hereto and to be commonly known
                                              as the Garden Level.

     f.   USABLE AREA OF PREMISES:            8,599 usable square feet ("USF")

     g.   RENTABLE AREA OF THE BUILDING:      Approximately 46,939 RSF

     h.   SCHEDULED ANTICIPATED
          COMMENCEMENT DATE:                  March 1, 1997

     i.   TERM:                               Five (5) years and zero (0) months

     j.   COMMENCEMENT DATE:                  See Section 2.3

     k.   EXPIRATION DATE:                    February 28, 2002

     l.   BASIC RENT:                         Free Rent Month 1
                                              $8,881.00 Months 2 through 12
                                              $10,140.90 Months 13 through 24
                                              $10,623.80 Months 25 through 36
                                              $11,106.70 Months 37 through 48
                                              $11,589.60 Months 49 through 60

     m.   ABATEMENT OF BASIC RENT:            One (1) month

     n.   BASE YEAR:                          1997

     o.   TENANT'S PRO RATA SHARE:            18.92%
                                              Effective March 1, 1998 - 20.58%

     p.   SECURITY DEPOSIT:                   $8,881.00

     q.   TENANT IMPROVEMENTS:                See Exhibit "B"

     r.   USE:                                General business office use only, subject
                                              to the restrictions set forth in
                                              Article IV.

    s.   TENANT'S ADDRESS FOR NOTICES:         Until Tenant commences business operations
                                               from the Premises:

                                               The Shoppers' Source
                                               3300 Irvine Avenue, Suite 374
                                               Newport Beach, CA 92660
                                               Attn: Bob McNulty

         THEREAFTER:                           The Shoppers' Source.
                                               2101 East Coast Highway, Garden Level
                                               Corona del Mar, CA 92625
                                               Attn: Bob McNulty

    t.   LANDLORD'S ADDRESS FOR NOTICES:       Arai Corporation of America, Inc.
                                               c/o Investment Development Services, Inc.
                                               2915 Redhill Avenue, Suite A21OB
                                               Costa Mesa, CA 92626
                                               Attn: Real Estate Manager

         COPY TO:                              Pillsbury, Madison & Sutro
                                               725 S. Figueroa Street, Suite 1200
                                               Los Angeles, CA 90017
                                               Attn: Jackie Parks

    u.   BROKER(S):                            Landlord's Broker:
                                                  Investment Development Services, Inc.
                                               Tenant's Broker:
                                                  Hughes Realty

    v.   PARKING PRIVILEGES:                   Forty (40) unreserved spaces

    w.   DATE OF LEASE:                        February 6, 1997 (for reference purposes only).

                                LEASE AGREEMENT

          This LEASE AGREEMENT ("Lease"), dated for reference purposes only as of the date set forth in provision (w) of the Fundamental Lease Provisions, is made and entered into by and between Arai Corporation of America, Inc., a
                                     ---------------------------------
Delaware Corporation ("Landlord"), and The Shoppers' Source, a California
--------------------                   --------------------    ----------
Corporation ("Tenant"), who agree generally as follows:
-----------



                                   ARTICLE I
                                   ---------

                                   PREMISES
                                   --------

     1.1  LEASE OF PREMISES. Landlord leases to Tenant, and Tenant leases from
          -----------------
Landlord, the Premises described in provision (e) of the Fundamental Lease Provisions. The Building, the Parking Facility (as hereinafter defined in
Article XXVII) and the land upon which the Building is located are herein sometimes collectively referred to as the "Real Property." Tenant is hereby granted the right to the non-exclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that the manner in which such public and common areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to the restrictions of Article IV and to the Rules and Regulations attached hereto as Exhibit "D." Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof and the right to use any portion of the common areas for filming purposes. In addition to the foregoing, Landlord shall have the right to add additional eating or conference facilities in the Building and/or to eliminate any eating or conference facilities in the Building in Landlord's sole and absolute discretion.

     1.2  RENTABLE AREA. Landlord and Tenant hereby agree that (a) the Premises
          -------------
and the Building consist of the rentable area set forth in provisions (e) and
(g), respectively, of the Fundamental Lease Provisions, and (b) the Premises consists of the usable area set forth in provision (f) of the Fundamental Lease Provisions. The parties hereto acknowledge that prior to the execution of this Lease, Landlord and Tenant have measured the Premises and hereby stipulate that the Premises contains approximately 8,599 USF and 8,881 RSF.
                                    -----         -----


                                  ARTICLE II
                                  ----------

                                     TERM
                                     ----

     2.1  EFFECTIVE DATE. The Lease will become effective when signed and
          --------------
delivered by Landlord and Tenant.

     2.2  TERM OF LEASE. The term of the Lease ("Term") shall be for the term
          -------------
set forth in provision (i) of the Fundamental Lease Provisions beginning on the Commencement Date, as such term is defined below, and, unless sooner terminated as hereinafter provided, ending on the Expiration Date specified in provision
(k) of the Fundamental Lease Provisions.

     2.3  COMMENCEMENT DATE. The Term of this Lease and Tenant's obligation to
          -----------------
pay Rent, as such term is defined below, shall commence on the earliest of: (a) the date that the Tenant Improvements are substantially completed and the Premises are Ready For Occupancy; or (b) the date the Tenant Improvements would have been substantially completed and the Premises would have been Ready For Occupancy except for Tenant Delays; or (c) the date that Tenant, or any person occupying any of the Premises with Tenant's permission, commences business operations from the Premises ("Commencement Date"). The terms "Tenant Improvements," "Ready for Occupancy" and "Tenant Delays" are defined in the Construction Agreement attached hereto as Exhibit "B" and made a part hereof.

     2.4   DELIVERY OF PREMISES. The Premises will be delivered to Tenant when
           --------------------
the Tenant Improvements have been constructed and the Premises are Ready For Occupancy. Delay of the Commencement Date to the extent not attributable to Tenant Delays shall be Tenant's sole remedy for any delay in constructing the Tenant Improvements or making the Premises Ready For Occupancy. Tenant understands that it is in Landlord's best economic interests to have the Tenant Improvements completed as soon as reasonably possible in order to have the Commencement Date occur as early as possible, and Tenant understands that to the extent that the Tenant Improvements are not completed because of Tenant Delays, the Commencement Date will nevertheless occur on the date the Tenant Improvements would have been completed except for Tenant Delays.

     2.5  EARLY ENTRY INTO PREMISES. Tenant may enter into the Premises upon
          -------------------------
receipt of Landlord's consent, for the purpose of installing furniture, special flooring or carpeting, trade fixtures, telephones, computers, photocopy equipment, and other business equipment. Such early entry will not advance the Commencement Date, provided (a) Tenant does not commence business operations from any part of the Premises, and (b) Tenant's early entry does not interfere with, or delay, the completion of the Tenant Improvements. If Tenant is allowed early entry, Landlord shall not be responsible for, and Tenant is required to obtain insurance covering, any loss, including theft, damage or destruction to any work or material installed or stored by Tenant or Landlord, or any contractor or individual involved in the completion of the Tenant Improvements, or for any injury to Tenant or Tenant's employees, agents, contractors, licensees, directors, officer, partners, trustees, visitors or invitees (collectively, "Tenant's Employees") or to any other person. Landlord shall have the right to post the appropriate notices of non-responsibility and to require Tenant to provide Landlord with evidence that Tenant has fulfilled its obligation to provide insurance pursuant to this Lease. To the extent any such early entry actually delays the making of the Premises Ready For Occupancy, such delay, but only to the extent that such early entry actually delays the completion of the Tenant Improvements, shall constitute a Tenant Delay.

     2.6   NOTICE OF COMMENCEMENT DATE.  Landlord may send Tenant notice of the
           ---------------------------
occurrence of the Commencement Date in the form of the attached Exhibit "C", which notice Tenant shall acknowledge by executing a copy of the notice and returning it to Landlord. If Tenant fails to sign and return the notice to Landlord within ten (10) days of receipt of the notice from Landlord, the notice as sent by Landlord shall be deemed to have correctly set forth the Commencement Date. Failure of Landlord to send such notice shall have no effect on the Commencement Date.


                                  ARTICLE III
                                  -----------

                         RENT AND ADJUSTMENTS TO RENT
                         ----------------------------

     3.1  PAYMENT OF RENT. Tenant agrees to pay Landlord, as rent ("Basic Rent")
          ---------------
for the Premises, the Basic Rent specified in provision (1) of the Fundamental Lease Provisions. Such Basic Rent shall be paid monthly in advance beginning on the Commencement Date and on or before the first day of each calendar month thereafter during the entire Term in the amount specified in provision (i) of the Fundamental Lease Provisions. In addition to the payment of Basic Rent, Tenant shall also pay all Operating Expense Adjustments computed pursuant to
Section 3.7 of the Lease. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the Basic Rent payable hereunder for the first full calendar month of the Term after the Commencement Date.

     3.2  ABATEMENT OF BASIC RENT. Provided Tenant shall faithfully perform all
          -----------------------
of the terms and conditions of this Lease, Landlord shall abate Tenant's obligation to pay Basic Rent for the number of months set forth in provision (m) of the Fundamental Lease Provisions following the Commencement Date. In the event of a default by Tenant under the terms of this Lease which results in either the early termination of this Lease and/or Tenant vacating and/or being evicted from the Premises, then as part of the recovery permitted Landlord under this Lease, Landlord shall be entitled to a recovery of the Basic Rent which was abated under the provisions of this Section 3.2; i.e., such Basic Rent shall not be deemed to have been forgiven or abated, but shall become immediately due and payable as unpaid Rent which had been earned at the date of default.

     3.3  DEFINITION OF RENT. Any and all payments of Basic Rent and any and all
          ------------------
taxes, fees, charges, costs, expenses, insurance obligations, late charges, assessments, Operating Expense Adjustments, and all other payments, disbursements or reimbursements (collectively, "Rent") which are attributable to, payable by or the responsibility of Tenant under this Lease, constitute "rent" within the meaning of California Civil Code Section 1951(a). Any Rent payable to Landlord by Tenant for any fractional month shall be prorated based on the actual number of days in the applicable month. All payments owed by Tenant under this Lease shall be paid to Landlord in lawful money of the United States of America at the location specified by Landlord pursuant to Article XXX of the Lease. All payments of Rent shall be paid by Tenant by check drawn on a bank that is a member of a National Association Bank. All payments shall be made without deduction, offset or counterclaim.

     3.4  LATE CHARGE. Tenant acknowledges that the late payment of Rent will
          -----------
cause Landlord to incur damages, including administrative costs, loss of use of the overdue finds and other costs, the exact amount of which would be impractical and extremely difficult to fix. Landlord and Tenant agree that if Landlord does not receive a payment of Rent on or before the date that such payment is due, Tenant shall pay to Landlord a hate charge equal to five percent (5%) of the overdue amount and the overdue amount shall bear interest at the Interest Rate (as such term is defined below), from the date payment of such amount was due until Landlord receives the overdue payment. Acceptance of the late charge by Landlord shall not cure or waive Tenant's default, nor prevent Landlord from exercising, before or after such acceptance, any of the rights and remedies for a default provided by this Lease or at law. Payment of the late charge is not an alternative means of performance of Tenant's obligation to pay Rent at the times specified in this Lease. Tenant will be liable for the late charge regardless of whether Tenant's failure to pay the Rent when due constitutes a default under the Lease and regardless of whether Landlord sent Tenant an invoice for such Rent and/or late charge. The term "Interest Rate" shall mean the lower of (a) the maximum interest rate permitted by law or (b) two percent (2%) above the rate publicly announced from time to time by Bank of America N.T. & S.A. (or if Bank of America N.T. & S.A. ceases to exist, then the largest bank headquartered in the State of California) ("Bank") as its Reference Rate. If the use of the announced Reference Rate is discontinued by the Bank, then the reference to Reference Rate shall mean the announced rate charged by the Bank which is from time to time substituted for such Reference Rate. Whenever interest is required to be paid under this Lease, the interest shall be calculated from the date the payment was due or should have been due if correctly assessed or estimated (or any overcharge paid), until the date payment is made or the refund is paid or is credited against rent next due.

     3.5  ACCELERATION OF RENT PAYMENTS. In the event a late charge becomes
          -----------------------------
payable pursuant to Section 3.4 of the Lease for three (3) installments of Rent within a twelve (12) month period, the all subsequent Rent payments shall immediately and automatically become payable by Tenant quarterly in advance instead of monthly.

     3.6  DISPUTES AS TO PAYMENTS OF RENT. Tenant agrees to pay the Rent
          --------------------------------
required under this Lease within the time limits set forth in this Lease. If Tenant receives from Landlord an invoice or statement, which invoice is sent by Landlord in good faith, and Tenant in good faith disputes whether all or any part of such Rent is due and owing, Tenant shall nevertheless pay to Landlord the amount of the Rent indicated on the invoice or statement until Tenant receives a final judgement from a court of competent jurisdiction (or when arbitration is permitted or required, receives a final award from an arbitrator) relieving or mitigating Tenant's obligation to pay such Rent. In such instance where Tenant disputes its obligations to pay all or part of the Rent indicated on such invoice or statement, Tenant shall, concurrently with the payment of such Rent, provide Landlord with a letter or notice entitled "Payment Under Protest," specifying in detail why Tenant is not required to pay all or part of such Rent. Tenant will be deemed to have waived its right to contest any past payment of Rent unless it has filed a lawsuit against Landlord (or when arbitration is permitted or required, filed for arbitration and has served Landlord with notice of such filing), and has served a summons on Landlord, within one (1) year of such payment. Until an event of default by Tenant occurs, Landlord shall continue to provide the services and utilities required by this Lease.

     3.7  OPERATING EXPENSE ADJUSTMENTS. Beginning with the expiration of the
          -----------------------------
Base Year set forth in provision (n) of the Fundamental Lease Provisions and thereafter during the Term of this Lease, Tenant shall pay, in addition to the Basic Rent computed and due pursuant to Section 3.1, an additional sum as an operating expense adjustment ("Operating Expense Adjustment") equal to Tenant's Pro Rata Share, as set forth in provision (o) of the Fundamental Lease Provisions, of the excess of Operating Expenses (as hereinafter defined) for the Master Premises over the total Operating Expenses for the Master Premises incurred by Landlord during the Base Year ("Allowance") pursuant to the terms and conditions of the Master Lease.

     3.8  PROCEDURE FOR PAYMENT OF 0PERATING EXPENSE ADJUSTMENTS. Tenant shall
          ------------------------------------------------------
pay Tenant's Pro Rata Share of any excess Operating Expenses over the Allowance as follows:

          a. Landlord may, from time to time but not more than twice during each calendar year by ten (10) days' notice to Tenant, reasonably estimate in advance the amounts Tenant shall owe on a monthly basis for excess Operating Expenses over the Allowance for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Basic Rent. Such estimate may be reasonably adjusted from time to time by Landlord by written notice to Tenant.

          b. Within one hundred twenty (120) days after the end of each calendar year after the Base Year, or as soon thereafter as reasonably practicable, Landlord shall provide a statement (the "Statement") to Tenant showing: (i) the amount of actual Operating Expenses for such calendar year,
(ii) any amount paid by Tenant toward excess Operating Expenses over the Allowance during such calendar year on an estimated basis, and (iii) any revised estimate of Tenant's obligations for excess Operating Expenses over the Allowance for the current calendar year.

          c. If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for excess Operating Expenses over the Allowance for such year, Tenant shall pay the difference. If the Statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Tenant shall make such payments within thirty (30) days after Landlord sends the Statement.

          d. If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for excess Operating Expenses over the Allowance, Tenant shall receive a credit of such difference against payment(s) of Rent next due. If the Term shall have expired and no further Rent shall be due, Tenant shall receive a refund of such difference within thirty (30) days after Landlord sends the Statement.

          e. So long as Tenant's obligations hereunder are not materially adversely affected, Landlord reserves the right to change, from time to time, the manner or timing of the foregoing payments. No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated excess Operating Expenses over the Allowance.

          f. If Tenant's obligation to pay Operating Expense Adjustments commences other than on January 1, or ends other than on December 31, Tenant's obligation to pay estimated and actual amounts toward excess Operating Expenses over the Allowance for such first or final calendar years shall be prorated to reflect the portion of such years included within the period for which Tenant is obligated to pay Operating Expense Adjustments. Such proration shall be made by multiplying the total estimated or actual (as the case may be) excess Operating Expenses over the Allowance for such calendar years by a fraction, the numerator which shall be the number of days within the period for which Tenant is obligated to pay Operating Expenses Adjustments during such calendar year, and the denominator of which shall be the total number of days in such year.

     3.9  CERTAIN DEFINED TERMS.   "Tenant's Pro Rata Share" means the ratio, as
          ---------------------
determined from time to time, of the RSF of the Premises to the RSF of the Building. Tenant's Pro Rata Share as of the Commencement Date is stipulated to be the percentage set forth in provision (o) of the Fundamental Lease Provisions. "Operating Expenses" are defined to be the sum of all costs, expenses, and disbursements, of every kind and nature whatsoever, and the Taxes, which shall become the obligation of Landlord in connection with the operation, servicing, maintenance and repair of the Real Property including, but not limited to, the following:

          a. All costs for materials, utilities, goods and services (but excluding all costs for materials, utilities, goods and services furnished by Landlord which are not required to be furnished by Landlord, and which have been directly paid for by Tenant or other tenants to Landlord);

          b. All wages and benefits and costs of employees or independent contractors or employees of independent contractors engaged in the operation, maintenance and security of the Building;

           e. All expenses for janitorial, maintenance, security and safety services;

          d. All repairs to, replacement of, and physical maintenance of the Building, including the cost of all supplies, uniforms, equipment, tools and materials;

          e. Any license, permit and inspection fees required in connection with the operation of the Building;

          f. Any auditor's fees for accounting provided for the operation and maintenance of the Building;

          g. Any legal fees, costs and disbursements as would normally be incurred in connection with the operation, maintenance and repair of the Building;

          h. All reasonable fees for management services provided by a management company or by Landlord or an agent of Landlord;

          i. The annual amortization of costs, including financing costs, if any, incurred by Landlord after the issuance of the temporary certificate of occupancy for the Building for any capital improvements installed or paid for by Landlord and required by any new (or change in) laws, rules or regulations of any governmental or quasi-governmental authority (collectively "Laws");

          j. The annual amortization of costs, including financing costs, if any, of any equipment, device or capital improvement purchased or incurred as a labor-saving measure or to affect other economies in the operation or maintenance of the Building (provided the annual amortized cost does not exceed the higher of the actual cost savings realized or the cost savings reasonably anticipated to be available, and such savings do not redound primarily to the benefit of any particular tenant);

          k. The annual amortization of costs, if any, incurred after completion of the Building for the replacement of (i) exterior perimeter window draperies or blinds provided by Landlord and (ii) carpeting and wall coverings in the public areas of the Buildings comprising the Building;

          l. All insurance premiums and other charges (including the amount of any deductible payable by Landlord with respect to damage or destruction to all or any portion of the Building) incurred by Landlord with respect to insuring the Real Property including, without limitation, the following to the extent carried by Landlord: (i) fire and extended coverage insurance, windstorm, hail and explosion; (ii) riot attending a strike, civil commotion, aircraft, vehicle and smoke insurance; (iii) public liability, bodily injury and property damage insurance; (iv) elevator insurance; (v) workers' compensation insurance for the employees specified in Section 3.9(b) above; (vi) boiler and machinery insurance, sprinkler leakage, water damage, property, burglary, fidelity and pilferage insurance on equipment and materials; (vii) loss of rent, rent abatement, rent continuation, business interruption insurance, and similar types of insurance; and (viii) such other insurance as is customarily carried by operators of other comparable first-class office buildings in Southern California; provided, however, that in the event Landlord shall not carry a type or amount of insurance during the Base Year but shall subsequently either obtain an additional type of insurance or increase the amount of coverage of an existing type of insurance, the Operating Expenses for the Base Year shall be increased by an amount equal to the cost of (1) such additional insurance, or
(2) the increase in the amount of such existing type of insurance would have been if Landlord had obtained such additional insurance or increase in the amount of an existing type of insurance during the Base Year.

          m. All actual taxes, assessments, levies, charges, water and sewer charges, rapid transit and other similar or comparable governmental charges (collectively "Taxes") levied or assessed on, imposed upon or attributable to the calendar year in question (i) to the Building, and/or (ii) to the operation of the Building, including but not limited to Taxes against the Building, personal property taxes or assessments levied or assessed against the Building, plus any tax measured by gross rentals received from the Building, together with any costs incurred by Landlord, including attorneys' fees, in contesting any such Taxes but excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the State of California or the United States or by their respective agencies, branches or departments; provided that, if at any time during the Term there shall be levied, assessed or imposed on Landlord or the Building by any governmental entity, any general or special, ad valorem or specific excised capital levy or other Taxes on the payments received by Landlord under this Lease or other leases affecting the Building and/or any license fee, excise or franchise Taxes measured by or based, in whole or in part, upon such payments, and/or transfer, transaction, or Taxes based directly or indirectly upon the transaction represented by this Lease or other leases affecting the Building, and/or any occupancy, use, per capita or other Taxes, based directly or indirectly upon the use or occupancy of the Premises or the Building, then all such Taxes shall be deemed to be included within the definition of the term Taxes;

          n. Minor capital improvements or expenditures where each such improvement or acquisition costs less than Three Thousand Dollars ($3,000.00) and the costs of capital tools not in excess of Ten Thousand Dollars ($10,000) in any twelve (12) month period; and

          o. Such other usual costs and expenses which are paid by other landlords for the purpose of providing for the on-site operation, servicing, maintenance and repair of first-class office buildings in Southern California.

      If the Building does not have at least ninety-five percent (95%) of the rentable area of the Building occupied during any calendar year period, then the Operating Expenses for such period shall be deemed to be equal to the total of (x) the Operating Expenses, other than Taxes, which would have become the obligation of Landlord pursuant to the terms and conditions of the Master Lease if ninety-five percent (95%) of the rentable area of the Building had been occupied for the entirety of such Calendar year and (y) the actual Taxes as defined above.

     3.10 EXCLUSION FROM OPERATING EXPENSES.  Notwithstanding anything in the
          ---------------------------------
definition of Operating Expenses in the Lease to the contrary, Operating Expenses shall not include the following, except to the extent specifically permitted by a specific exception to the following:

          (i)       Any ground lease rental;

          (ii) Costs of capital improvements, replacements or equipment except as specifically set forth in the definition of Operating Expenses in
Section 3.9;

          (iii) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in Subsection (ii) above (excluding, however, equipment not affixed to the Building which is used in providing janitorial or similar services);

          (iv) Costs incurred by Landlord for the repair of damage to the Building, to the extent that Landlord is reimbursed by insurance proceeds;

          (v) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupants improvements made for tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants of the Building;

          (vi) Marketing costs including leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

          (vii) Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building the cost of which is included as Operating Expenses;

          (viii) Costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building;

          (ix) Interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the land on which the Building is situated;

          (x) Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services;

          (xi)      Advertising and promotional expenditures;

          (xii) Costs incurred in connection with upgrading the Building to comply with disability, life, fire and safety codes in effect prior to the issuance of the temporary certificate of occupancy for the Building;

          (xiii) Tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due;

          (xiv) Costs arising from Landlord's charitable or political contributions; and

          (xv) Costs for acquisition of sculpture, paintings or other objects of art.

     3.11 REVIEW OF OPERATING EXPENSES. Tenant shall have a period of three (3)
          ----------------------------
months following receipt of the Statement, within which to inspect through an authorized employee, agent, or contractor of Tenant, at Landlord's office during normal business hours, Landlord's books and records concerning Operating Expenses for the preceding calendar year period in question. Such inspection may only be done by an accounting firm which is generally considered to be one of the ten largest accounting firms headquartered in the United States. If Tenant shall not have availed itself of such inspection, Tenant shall be deemed to have accepted as final and determinative the amounts shown on the Statement. If Tenant shall have availed itself of its right to inspect the books and records, and then disputes the accuracy of the information set forth in Landlord's books and records with respect to the Statement, Tenant shall nevertheless continue to pay the amounts as required by the provisions of this
Article III; provided however, that no later than six (6) months after receipt of the Statement, Tenant must (or its right to contest such charges shall be deemed waived) institute arbitration proceedings against Landlord in an arbitration proceeding governed by the rules of the American Arbitration Association to collect and recover any overpayments made by Tenant resulting from errors in the books and records of Landlord; and provided further, that Tenant shall, within ten (10) days of filing of the complaint, serve Landlord with a copy of the complaint filed in any such proceeding. Tenant shall be precluded from contesting Operating Expenses and Landlord's computations of the amounts payable by Landlord or Tenant pursuant to this Article III, unless an arbitration complaint is filed and served within such six (6) month period. Should the arbitrator(s) in any such arbitration proceeding find errors in excess of ten percent (10%) of the Statement, then Landlord shall be responsible for all reasonable fees incurred by Tenant with respect to the arbitration proceeding including reasonable legal or accounting fees. Should the arbitrator(s) find errors of less than ten percent (10%) of the Statement, then Tenant shall be responsible for all the reasonable fees incurred by Landlord with respect to the arbitration proceeding. Should the arbitrator(s) find errors of between four percent (4%) and ten percent (10%) of the Statement, then each party shall be responsible for all fees incurred by it with respect to the arbitration proceeding.

     If Tenant institutes such arbitration procedures, then the arbitrator(s) shall have the power to, and shall inquire into and determine, not only whether or not Tenant was overcharged for any Operating Expenses, but whether or not Tenant was undercharged for any excess Operating Expenses over the Allowance. At the conclusion of the arbitration, the arbitrator(s) shall issue a ruling as to what the excess Operating Expenses over the Allowance should have been had Landlord strictly complied with the provisions of this Lease. If Landlord overcharged Tenant for the excess Operating Expenses over the Allowance, the amount of the overcharge shall be returned to Tenant within thirty (30) days following the issuance of the arbitration ruling. If the arbitrator(s) determine(s) that Tenant was undercharged for the excess Operating Expenses over the Allowance, Tenant shall pay the amount of such undercharge to Landlord within thirty (30) days following the issuance of the arbitration ruling.

     3.12 RENT CONTROL. To the fullest extent permitted by law, Tenant waives
          ------------
the benefit of all existing and future rent control laws and similar governmental rules and regulations, whether in time of war or not. If the Basic Rent or any additional rent or any portion thereof shall be or become uncollectable by virtue of any law, Tenant shall enter into such agreement or agreements and take such other action (without additional expense to Tenant) as Landlord may request, as may be legally permissible, to permit Landlord to collect the maximum Basic Rent and additional rent which may, from time to time during the continuance of such legal rent restrictions, be legally permissible, but not in excess of the amounts of Basic Rent or additional rent which are stipulated as payable under this Lease. Upon the termination of such legal rent restriction, (a) the Basic Rent and additional rent, after such termination, shall become payable under this Lease in the amount of the Basic Rent and additional rent set forth in this Lease for the period following such termination and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the Basic Rent and additional rent which would have been paid pursuant to this Lease but for such rent restriction, minus (ii) the Basic Rent and additional rent paid by Tenant during the period that such rent restriction was in effect.

     3.13 GOVERNMENTAL ASSESSMENTS. IN addition to the Basic Rent and Operating
          ------------------------
Expenses as set forth above, Tenant shall pay, prior to delinquency, (a) all real property taxes, if any, and personal property taxes, charges, rates, duties and license fees assessed against or levied upon (i) Tenant's occupancy of the Premises, (ii) upon any Tenant Improvements (in excess of the valuation at which tenant improvements conforming to Landlord's "Building standard" in other space in the Building are assessed, which for purposes of this Section 3.13 shall be deemed to equal Thirty and 00/100 Dollars ($30.00) per USF of the premises), and (iii) trade fixtures, furnishings, equipment or other personal property contained in the Premises (collectively, "Personal Property"), and (b) Tenant's Pro Rata Share of any governmental fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind whatsoever attributable to the Building (collectively, "Assessments"). Landlord shall apply the same "Building standard" to all tenants of the Building. Tenant shall cause such Assessments upon the Personal Property to be billed separately from the property of Landlord. Tenant hereby indemnifies and holds Landlord harmless from and against the payment of all such Assessments.


                                  ARTICLE IV
                                  ----------

                                      USE
                                      ---

     4.1  PERMITTED USE. The Premises shall be used only for the use specified
          -------------
in provision (r) of the Fundamental Lease Provisions and for no other purpose.

     4.2  RESTRICTION USE. Tenant shall not do or permit to be done in or about
          ---------------
the Building nor bring, keep or permit to be brought or kept therein, anything which is prohibited by the Rules and Regulations attached to this Lease as Exhibit "D" and made a part hereof or by any standard form fire insurance policy or which will in any way increase the existing rate of, or affect, any fire or other insurance upon the Building or its contents, or which will cause a weight load or stress on the floor or any other portion of the Premises in excess of the weight load or stress which the floor or other portion of the Premises is designed to bear. Tenant shall not allow occupancy density of use of the Premises which is greater than the average density of other tenants of the Building. Tenant, at Tenant's sole cost, shall comply with all Laws affecting the Premises, and the requirements of any Board of Fire Underwriters or other similar body now or hereafter instituted, and shall also comply with any order, directive or certificate of occupancy issued pursuant to any Laws, which affect the condition, use or occupancy of the Premises, including, but not limited to, any requirements of structural changes related to or affected by Tenant's acts, occupancy or use of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether or not Landlord is a party to such action, shall be conclusive as between Landlord and Tenant in establishing such violation. Tenant shall not use the Premises for school or any educational purposes, medical or dental offices or the office of other health care providers, restaurant or food service operations, radio, television and/or other communication operations, for retail offices, for the sale and/or storage of goods for sale, for manufacturing or assembly purposes, for the performance of governmental or quasi-governmental services, or for any other office purpose which is different from the office operations permitted by Landlord of its other tenants in the Building. Tenant shall comply with all recorded covenants, conditions and restrictions now or hereafter effecting the Building. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or substances as defined pursuant to any applicable federal, state or local governmental or quasi-governmental law, ordinance, rule or regulation.

     4.3  COMPLIANCE BY OTHER TENANTS. Landlord shall not be liable to Tenant
          ---------------------------
for any other occupant's or tenant's failure to conduct itself in accordance with the provisions of this Article IV, and Tenant shall not be released or excused from the performance of any of its obligations under the Lease in the event of any such failure.

                                   ARTICLE V
                                   ---------

                           IMPROVEMENTS/ALTERATIONS
                           ------------------------

     5.1  TENANT'S RIGHTS TO MAKE ALTERATIONS. Following the Commencement Date,
          -----------------------------------
Tenant, at its sole cost and expense, shall have the right upon receipt of Landlord's consent, to make alterations, additions, or improvements to the Premises if such alterations, additions or improvements are made in accordance with this Article V, are commercially reasonable, normal for general office use, do not adversely affect the utility or value of the Premises or the Building for future tenants, will not cause the Premises (or any other portion of the Building) to not be in a rentable configuration, do not alter the exterior appearance of the Building, are not of a structural nature, do not require excessive removal expenses and are not otherwise prohibited under the Lease. Such alterations, additions, and improvements to the Premises made by or for Tenant following the Commencement Date are collectively called "Alterations." All such Alterations shall be made in conformity with the requirements of
Section 5.2 below. Once the Alterations have been completed, such Alterations shall thereafter be included in the designation of Tenant Improvements and shall be treated as Tenant Improvements and shall remain part of the Building in accordance with the provisions of Article XVI.

     5.2  INSTALLATION OF ALTERATIONS. Any alterations installed by Tenant
          ---------------------------
during the Term shall be done in strict compliance with all of the following:

          a. No such work shall proceed without Landlord's reasonable prior approval of (i) Tenant's contractor(s); (ii) certificates of insurance from a company or companies approved by Landlord, furnished to Landlord by Tenant's contractor(s) and/or vendor(s), with the types and amounts of insurance more particularly set forth on Exhibit "E", attached hereto and made a part hereof (provided, however, nothing in this Section 5.2(a) shall release Tenant of its other insurance obligations hereunder); and (iii) detailed plans and specifications for such work;

          b. All such work shall be done in a first-class workmanlike manner and in conformity with a valid building permit and/or all other permits or licenses when and where required, copies of which shall be furnished to Landlord before the work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, shall be promptly replaced and corrected at Tenant's expense. Landlord's approval or consent to any such work shall not impose any liability upon Landlord. No work shall proceed until and unless Landlord has received at least ten (10) days notice that such work is to commence;

          c. Tenant shall immediately reimburse Landlord for any reasonable expense incurred by Landlord in reviewing and approving the plans and specifications for such work (which shall not exceed $1,000.00) or by reason of any faulty work done by Tenant or Tenant's contractors, or by reason of delays caused by such work, or by reason of inadequate cleanup, or which is otherwise incurred by Landlord to review the plans and specifications, and monitor and inspect the progress of such work;

          d.    Tenant or its contractors will in no event be allowed to make
(i) any improvements to the Premises which could possibly affect any of the Building systems or (ii) any structural modification to the Building without first obtaining Landlord's consent, which Landlord can withhold in its sole and absolute discretion;

          e. All work by Tenant shall be scheduled through Landlord and shall be diligently and continuously pursued from the date of its commencement through its completion; and

          f.    Tenant shall obtain any bonds required by Landlord pursuant to
Article XIX of the Lease.

                                  ARTICLE VI
                                  ----------

                         INDEMNIFICATION AND INSURANCE
                         -----------------------------

     6.1  INDEMNIFICATION AND WAIVER. Landlord shall not be liable for and
          --------------------------
Tenant hereby waives all claims against Landlord for damage to any property or injury, illness or death of any person in, upon, or about the Premises arising at any time and from any cause whatsoever other than damages proximately caused by reason of the gross negligence or willful misconduct of Landlord or its agents and employees. Tenant shall indemnify, defend, and protect Master Landlord and Landlord, their successors and assigns, and their respective officers, directors, shareholders, partners and employees (collectively the "Indemnified Parties") and hold the Indemnified Parties harmless from any and all losses, costs, damages, expenses and liabilities (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in the use or occupancy of the Premises during the Term of this Lease, including, without limiting the generality of the foregoing: (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed; (b) the use or occupancy of the Premises by Tenant or any person claiming by, through or under Tenant; (c) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever; or (d) any acts, omissions or negligence of Tenant or any person claiming by, through or under Tenant or Tenant's Employees or any such person, in, on or about the Premises either prior to, during, or after the expiration of the Lease Term, including, without limitation, any acts, omissions or negligence in the making or performance of any alterations, provided, however, that the foregoing indemnification shall not apply to damages proximately caused by reason of the negligence or willful misconduct of any of the Indemnified Parties. The provisions of this Section 6.1 shall survive the expiration or sooner termination of this Lease, subject to applicable statutes of limitation.

     6.2  TENANT'S INSURANCE. Tenant shall have the following insurance
          ------------------
obligations:

          a.  LIABILITY INSURANCE. Tenant shall obtain and keep in full force a
              -------------------
policy of commercial general liability covering bodily injury and property damage liability. Such commercial general liability shall include personal injury liability, broad form contractual liability, broad form property damage and fire legal liability. In addition to the foregoing, Tenant shall carry automobile liability insurance including hired/non-owned automobile liability. All policies shall show Tenant as a named insured and shall show Landlord, Landlord's agent, Master Landlord and any lessors, mortgagees and assignees (whose names shall have been furnished to Tenant) named as additional insureds and under which the insurer agrees to indemnify and hold Landlord, its managing agent, Master Landlord and all applicable lessors, mortgagees and assignees harmless from and against all cost, expense and/or liability arising out of or based upon the indemnification obligations of this Lease. The minimum limits of liability shall be a combined single limit with respect to each occurrence of not less than Two Million Dollars ($2,000,000.00). The policy shall contain a cross liability endorsement and shall be primary coverage for Tenant and Landlord for any liability arising out of Tenant's and Tenant's Employees' use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall provide that it is primary insurance and not "excess over" or contributory to any insurance maintained by Landlord. The policy shall contain a severability of interest clause. Not more frequently than once each year, if, in the opinion of Master Landlord, Landlord's lender or of the insurance consultant retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by Master Landlord, Landlord's lender or Landlord's insurance consultant; provided however, that in no event shall any such insurance coverage be increased in excess of that which is from time to time being required by comparable landlords of comparable tenants leasing comparable amounts of space in other first-class buildings in the vicinity of the Building.

          b.  TENANT'S PROPERTY INSURANCE. Tenant at its cost shall maintain on
              ---------------------------
all of its personal property (including, without limitation, the Tenant Improvements and any leasehold improvements) in, on, or about the Premises, an "all risk" property policy including coverage for earthquake sprinkler leakage and containing an agreed amount endorsement in an amount not less than one hundred percent (100%) of the full replacement cost valuation under which Tenant is named as the insured and Landlord, Landlord's agents, Master Landlord and any lessors and mortgagees (whose names shall have been furnished to Tenant) are named as additional insureds and loss payees. The proceeds from any such policy shall be used by Tenant for the replacement OF such personal property and Tenant Improvements. The "full replacement cost valuation" of the personal property and the Tenant Improvements to be insured under this Article VI shall be furnished to the company issuing the insurance policy by Tenant at least once every year. Landlord shall not be responsible for any deductibles under Tenant's policies, nor any personal property or Tenant Improvements of Tenant that is underinsured or valued at less than one hundred percent (100%) of the replacement cost.

          c.  WORKERS' COMPENSATION INSURANCE. Tenant shall maintain Workers'
              -------------------------------
Compensation insurance as required by law and Employer's Liability insurance in an amount not less than One Million Dollars ($1,000,000).

          d.  BUSINESS INTERRUPTION/EXTRA EXPENSE INSURANCE. Tenant shall
              ---------------------------------------------
maintain loss of income, business interruption and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings and incurred costs attributable to the perils commonly covered by Tenant's property insurance described above but in no event less than One Million Dollars ($1,000,000.00). Such insurance will be carried with the same insurer that issues the insurance for the personal property. Landlord shall not be responsible for any deductibles under Tenant's policies, nor any personal property of Tenant that is underinsured or valued at less than one hundred percent cent (100%) of the replacement cost.

          Tenant shall maintain rental loss insurance for the benefit of Landlord equal to twelve (12) months of Basic Rent payable by Tenant to Landlord.

          e.  OTHER COVERAGE. Tenant, at its cost, shall maintain such other
              --------------
insurance as Landlord or Master Landlord may reasonably require from time to time.

          f.  INSURANCE CRITERIA. All the insurance required to be maintained by
              ------------------
Tenant under this Lease shall:

              (i) Be issued by insurance companies authorized to do business in the state of California, with a financial rating of at least an A:VIII status for any property insurance and A:VIII for any liability insurance as rated in the most recent edition of the Best's Guide Insurance Reports;

              (ii)  Be issued as a primary policy;

              (iii) Contain an endorsement requiring thirty (30) days' written notice from the insurance company to both parties and to Landlord's lender before cancellation or any material change in the coverage, scope, or amount of any policy; and

              (iv) With respect to property loss or damage, a waiver of subrogation must be obtained, as hereinafter required by Section 6.3.

          (g) EVIDENCE OF COVERAGE. A duplicate original policy, or a
              --------------------
certificate of insurance with the actual policy attached shall be deposited with Landlord before the earlier of the date Tenant takes possession of the Premises or authorizes anyone to have access to the Premises for any purposes, including the commencement of the construction of the Tenant Improvements, and on renewal of the policy a certificate of insurance listing the insurance coverages required hereunder and naming Landlord and any other interested parties as additional insured shall be deposited with Landlord not less than seven (7) days before expiration of the term of the policy.

     6.3  WAIVER OF SUBROGATION. Landlord and tenant each hereby releases the
          ---------------------
other from any and all liability or responsibility to the other or anyone claiming through or under the other by way of subrogation or otherwise for any loss or damage to property and/or loss of business interruption, extra expense and rental loss insurance caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including, without limitation, any subtenants or occupants of the Premises; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasing party's insurance policies shall contain a clause or endorsement to the effect that such release shall not adversely affect or impair said policies or prejudice the right of the releasing party to recover thereunder, and then only to the extent of the sum of (a) the deductible amount under the applicable insurance policy plus (b) the collected insurance proceeds actually received under such insurance policy; provided, however, that if Tenant fails to obtain and/or maintain in full force and effect the insurance coverage required of Tenant under Section 6.2 hereof (including without limitation the required waiver of subrogation endorsement as described below and the required naming of Landlord and Master Landlord as additional named insureds), Tenant shall nevertheless release (and shall be deemed to have released) Landlord from any liability as set forth above, as fully as if Tenant had not so failed to obtain and/or maintain such insurance coverage, but Landlord shall in such event not release (or be deemed to have released) any liability of Tenant to Landlord for such event. Each party shall cause each policy for property damage insurance to include a provision permitting such a release of liability (commonly referred to as a waiver of subrogation endorsement) as described above; provided, that if an insurer will not include such a provision in such policy or if the inclusion of such a provision would involve an additional premium in excess of fifteen percent (15%) of the premium which would otherwise be charged, the party carrying the policy shall so advise the other party within a reasonable time. If the other party notifies the party carrying the policy that it desires such a provision to be included in the policy, the party carrying the policy shall use its best efforts to cause such a provision to be so included provided the other party shall promptly pay all premiums therefor over and above said fifteen percent (15%) excess premium.

                                  ARTICLE VII
                                  -----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     7.1  RIGHT TO ASSIGN, AND SUBLEASE AND ENCUMBER. Landlord and Tenant
          ------------------------------------------
recognize and specifically agree that this Article VII is an economic provision, like Rent, and that Landlord's right to recapture and to share in profits is granted by Tenant to Landlord in consideration of certain other economic concessions granted by Landlord to Tenant. Tenant may voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, upon first obtaining Landlord's prior consent (which consent shall not be unreasonably withheld or delayed), but only if such assignment or sublease does not conflict with or result in a breach of Article IV and if such proposed assignee or sublessee of Tenant's proposed assignment or sublease is not:

          a.  a governmental entity;

          b. a person with whom Landlord has negotiated for space in the Building during the twelve (12) month period ending with the date Landlord receives notice of such assignment, encumbrance or subletting;

          c.  a present tenant in the Building;

          d. a person or business entity whose tenancy in the Building would violate any exclusivity arrangement which Landlord has with any other tenant or occupant of the Building; or

          e. a person whose tenancy results in more people working at, or visiting, the Premises than would have worked at, or visited, the Premises if the Premises had been used for normal business office purposes typical of a class A building in the vicinity of the Building.

                Any assignment, encumbrance or sublease without Landlord's prior consent shall be voidable, at Landlord's election, and shall, at Landlord's further election, constitute a default. No consent to an assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this Article VII.

          7.2   PROCEDURE FOR ASSIGNMENT AND SUBLEASE/LANDLORD'S RECAPTURE
                ----------------------------------------------------------
RIGHTS. Tenant shall advise Landlord by notice of (a) Tenant's intent to assign,
------
encumber, or sublease this Lease, (b) the name of the proposed assignee or sublessee, and evidence reasonably satisfactory to Landlord that such proposed assignee or sublessee is comparable in reputation, stature and financial condition to the other tenants then leasing comparable space in the Building, and (c) the terms of the proposed assignment or subletting. Landlord shall, within thirty (30) days of receipt of such notice, and any additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following:

                (i) Consent to such proposed assignment, encumbrance or sublease; or

                (ii) Refuse such consent, which refusal shall be not unreasonably withheld.

     Notwithstanding the foregoing, in the event Tenant, prior to seeking to assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, shall determine that it no longer needs a11 or a part of the Premises, Tenant shall advise Landlord by written notice ("Intention Notice") to Landlord describing which portion (or all) of the Premises Tenant no longer needs. By written notice to Tenant ("Termination Notice") within fifteen (15) days of receipt by Landlord of the Intention Notice, Landlord shall elect one of the following: (a) in the event such Intention Notice shall state that Tenant no longer needs the entire Premises, terminate the Lease; or (b) in the event such Intention Notice shall state that Tenant no longer needs only a portion of the Premises, terminate the Lease as to such portion of the Premises for the proposed term. Pursuant to the receipt by Tenant of the Termination Notice, the Lease, either as to the entire Premises or to a portion of the Premises as shall be set forth in the Intention Notice, shall terminate and such termination shall be effective ninety (90) days following the date Tenant receives the Termination Notice.

     7.3  CONDITIONS REGARDING CONSENT TO SUBLEASE AND ASSIGNMENT. In
          -------------------------------------------------------
the event that Landlord shall consent to an assignment or sublease under the provisions of this Article VII, Tenant shall pay Landlord's processing costs, reviewing costs reasonable administrative and attorneys' fees incurred in giving such consent. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for all payments owed by Tenant under the Lease and for compliance with all obligations under the terms, provisions and covenants of the Lease. If for any proposed assignment or sublease, Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent required by this Lease, or, in the case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent, fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant within five (5) days of its receipt or, in the event the sublessee or assignee makes payment directly to Landlord, Landlord shall refund fifty percent (50%) of the excess to Tenant; provided, however, that Tenant may deduct from such excess of each such payment of rent or other consideration received by Tenant the actual reasonable and documented costs of the following to the extent paid by Tenant in connection with the assignment or subletting:
(a) brokers' commissions, (b) attorneys' fees, (c) the costs of advertising the space for sublease or assignment and (d) any improvement allowance, planning allowance or moving expenses granted to the assignee or sublessee by Tenant. Landlord may, from time to time, request documentation from Tenant supporting the above deductions from excess consideration and Tenant shall supply such supporting documentation to Landlord within five (5) days of Landlord's request.

     7.4  INTENTIONALLY OMITTED
          ---------------------

     7.5  AFFILIATED COMPANIES/RESTRUCTURING OF BUSINESS ORGANIZATION. Occupancy
          -----------------------------------------------------------
of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting provided that such parent, subsidiary or affiliated companies were not formed as a subterfuge to avoid the obligation of this Article VII. If Tenant is a corporation, unincorporated association, trust or general or limited partnership, then the sale, assignment, transfer or hypothecation of any shares, partnership interest, or other ownership interest of such entity which from time to time in the aggregate exceeds twenty-five percent (25%) of the total outstanding shares, partnership interests or ownership interests of such entity or which effects a change in the management or control of Tenant, or the dissolution, merger, consolidation, or other reorganization of such entity, or the sale, assignment, transfer or hypothecation of more than forty percent (40%) of the value of the assets of such entity, shall be deemed an assignment subject to the provisions of this Article VII. Tenant shall notify Landlord not less than thirty (30) days of such assignment or transfer.

     7.6  LANDLORD'S RIGHT TO ASSIGN. Landlord shall have the right to sell,
          --------------------------
encumber, convey, transfer, and/or assign any of its rights and obligations under the Lease.


                                 ARTICLE VIII
                                 ------------

                            "DAMAGE OR DESTRUCTION"
                            -----------------------

     8.1  LOSS COVERED BY INSURANCE. If, at any time prior to the expiration
          -------------------------
or termination of this Lease, the Premises or the Building is wholly or partially damaged or destroyed by a fire or casualty, the loss to Landlord from which is (except for any applicable deductible) fully covered by insurance maintained by Landlord or for Landlord's benefit, which casualty renders the Premises totally or partially inaccessible or unusable by Tenant in the ordinary conduct of Tenant's business, then:

          a.  REPAIRS WHICH CAN BE COMPLETED WITHIN ONE YEAR. Within sixty (60)
              ----------------------------------------------
days of notice to Landlord of such damage or destruction, Landlord shall provide Tenant with notice of its determination of whether the damage or destruction can be repaired within one (1) year of such damage or destruction without the payment of overtime or other premiums. If all repairs to such Premises or Building can, in Landlord's judgment, be completed within one (1) year following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, Landlord shall, at Landlord's expense, repair the same and this Lease shall remain in full force and effect and a proportionate reduction of the Rent shall be allowed Tenant for such portion of the Premises as shall be rendered inaccessible or unusable to Tenant, and which is not used by Tenant, during the period of time that such portion is unusable or inaccessible and not used by Tenant.

          b.  REPAIRS WHICH CANNOT BE COMPLETED WITHIN ONE YEAR. If all such
              -------------------------------------------------
repairs to the Building and Premises cannot, in Landlord's judgment, be completed within one (1) year following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, Landlord shall notify Tenant of such determination and Landlord may, at Landlord's sole and absolute option, upon written notice to Tenant given within sixty (60) days after notice to Landlord of the occurrence of such damage or destruction, elect to repair such damage or destruction at Landlord's expense, and in such event, this Lease shall continue in full force and effect but the Rent shall be proportionately reduced as hereinabove provided in Section 8.1(a). If Landlord does not elect to make such repairs, then either Landlord or Tenant may, by written notice to the other no later than ninety (90) days after the occurrence of such damage or destruction elect to terminate this Lease as of the date of the occurrence of such damage or destruction.

     8.2  LOSS NOT COVERED BY INSURANCE. If, at any time prior to the expiration
          -----------------------------
or termination of this Lease, the Premises or the Building is totally or partially damaged or destroyed from a casualty, the loss to Landlord from which is not fully covered by insurance maintained by Landlord or for Landlord's benefit, which damage renders the Premises inaccessible or unusable to Tenant in the ordinary course of its business, Landlord, at its option, upon written notice to Tenant within sixty (60) days after notice to Landlord of the occurrence of, such damage or destruction, may elect to repair or restore such damage or destruction, or

Landlord may elect to terminate this Lease. If Landlord elects to repair or restore such damage or destruction, this Lease shall continue in full force and effect but the Rent shall be proportionately reduced as provided in Section 8.1(a). If Landlord does not elect by notice to Tenant to repair such damage, or if the damage cannot, in Landlord's judgment, be completed within one (1) year following the date of notice to Landlord of such damage or destruction, the Lease shall terminate.

     8.3  DESTRUCTION DURING FINAL YEAR. Notwithstanding anything to the
          -----------------------------
contrary contained in Sections 8.1 and 8.2, if the Premises or the Building is wholly or partially damaged or destroyed within the final twelve (12) months of the Term of this Lease, Landlord may, at its option, by giving Tenant notice within sixty (60) days after notice to Landlord of the occurrence of such damage or destruction, elect to terminate the Lease.

     8.4  DESTRUCTION OF TENANT'S PERSONAL PROPERTY, TENANT IMPROVEMENTS OR
          -----------------------------------------------------------------
PROPERTY OF TENANT'S EMPLOYEES. In the event of any damage to or destruction of
------------------------------
the premises or the Building, under no circumstances shall Landlord be required to repair any injury, or damage to, or make any repairs to or replacements of; Tenant's personal property. However, Tenant shall deliver to Landlord the proceeds of insurance received by Tenant from the "all risk" property policy carried by Tenant on its Tenant Improvements, and Landlord shall, pursuant to its receipt thereof, repair same to the extent Landlord shall receive such insurance proceeds from Tenant (but if the amount of insurance proceeds shall not be sufficient to cause the repair of the Tenant Improvements to be fully made by Landlord, Tenant shall pay to Landlord, within ten (10) days of receipt of request therefor, the additional amount of funds requested by Landlord in order to complete the repair of the Tenant Improvements) and this Lease shall remain, to the extent Landlord shall receive such insurance proceeds from Tenant (but if the amount of insurance proceeds shall not be sufficient to cause the repair of the Tenant Improvements to be fully made by Landlord, Tenant shall pay to Tenant within ten (10) days of receipt of request therefor, the additional amount of funds requested by Landlord in order to complete the repair of the Tenant Improvements), in full force and effect. Landlord shall have no responsibility for any contents placed or kept in or on the Premises or the Building or the Real Property by Tenant or Tenant's Employees.

     8.5  EXCLUSIVE REMEDY. This Article VIII shall be Tenant's sole and
          ----------------
exclusive remedy in the event of damage or destruction to the Premises or the Building, and Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932(2) and 1933(4). No damages, compensation or claim shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage to or destruction of all or any portion of the Premises or the Building.

                                  ARTICLE IX
                                  ----------

                                 CONDEMNATION
                                 ------------

     9.1  PERMANENT TAKING - WHEN LEASE CAN BE TERMINATED. If the whole of
          -----------------------------------------------
the Premises, or so much of the Premises as to render the balance unusable by Tenant, shall be taken under the power of eminent domain, the Lease shall automatically terminate as of the date of final judgment in such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. A sale by Landlord under threat of condemnation shall constitute a "taking" for the purpose of this Article IX. No award for any partial or entire taking shall be apportioned and Tenant assigns to Landlord any award which may be made in such taking or condemnation, together with all rights of Tenant to such award, including, without limitation, any award or compensation for the value of all or any part of the leasehold estate; provided that nothing contained in this Article IX shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for (a) the taking of Tenant's personal property, or (b) interruption of or damage to Tenant's business, or (c) Tenant's unamortized cost of the Tenant Improvements to the extent in excess of the Tenant Improvement Allowance.

     9.2  PERMANENT TAKING - WHEN LEASE CANNOT BE TERMINATED. In the event
          --------------------------------------------------
of a partial taking which does not result in a termination of the Lease under
Section 9.1, Rent shall be proportionately reduced based on the portion of the Premises rendered unusable, and Landlord shall restore the Premises or the Building to the extent of available condemnation proceeds.

     9.3  TEMPORARY TAKING. No temporary taking of the Premises or any part of
          ----------------
the Premises and/or of Tenant's rights to the Premises or under this Lease shall terminate this Lease or give Tenant any right to any abatement of any payments owed to Landlord pursuant to this Lease; any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant.

     9.4  EXCLUSIVE REMEDY. This Article IX shall be Tenant's sole and exclusive
          ----------------
remedy in the event of a taking or condemnation. Tenant hereby waives the benefit of California Code of Civil Procedure Section 1265.130.

     9.5  RELEASE UPON TERMINATION. Upon termination of the Lease pursuant to
          ------------------------
this Article IX, Tenant and Landlord hereby agree to release each other from any and all obligations and liabilities with respect to the Lease except such obligations and liabilities which arise or accrue prior to such termination.

                                   ARTICLE X
                                   ---------

                               DEFAULTS/REMEDIES
                               -----------------


     10.1 EVENTS OF DEFAULT. For purposes of this Lease a "default" or "event of
          -----------------
default" shall mean the occurrence of any of the following and the failure of Tenant to cure same within the time hereinafter provided for cure:

          a. Any failure by Tenant to pay any Rent or any other charge (or any portion thereof) required to be paid by Tenant under this Lease, within ten (10) days after Tenant has received written notice from Landlord that such payment was not made when due hereunder; or

          b. Any breach or failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after Tenant has received written notice thereof from Landlord provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty
(30) day period, Tenant shall not be deemed to be in default if it shall promptly commence such cure within such thirty (30) day period and thereafter rectify and cure said default with due diligence within a reasonable period of time; or

          c. To the extent permitted by law, a general assignment by Tenant for the benefit of creditors, or the filing by or against Tenant of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant the same is dismissed within ninety (90) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant unless possession is restored to Tenant within sixty (60) days, or any execution, attachment, levy, sale or other judicially authorized seizure or disposal of Tenant's leasehold interest hereunder or of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless in the case of an attachment, levy or seizure the same shall be discharged within sixty (60) days.

     10.2 REMEDIES UPON DEFAULT. Upon the occurrence of any event of default
          ---------------------
by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies (each and all of which shall be cumulative and nonexclusive) without any notice or demand whatsoever:

          a. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following: (i) The worth at the time of award of any unpaid Rent which has been earned at the time of such termination; plus (ii) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided.

          As used in Subsections (a)(i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate. As used in Subsection (a)(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          b. Landlord may at its election reenter the Premises and, without terminating this Lease, at any time and from time to time relet the Premises and improvements or any parts of them for the account and in the name of Tenant or Landlord or otherwise to cure any default by Tenant or to exercise any other right or remedy of Landlord hereunder. Landlord may execute any leases made under this provision either in Landlord's name or in Tenant's name and shall be entitled to all Rents from the use, operation or occupancy of the Premises or improvements or both. Tenant shall nevertheless pay to Landlord on the due date specified in this Lease the equivalent of all sums required of Tenant under this Lease, plus Landlord's expenses, less the proceeds of any reletting or attornment. In addition to all other rights and remedies it may have, Landlord shall have all of the rights and remedies of a landlord under Section 1951.4 of the California Civil Code. Landlord may do all things reasonably necessary for such reletting, including repairing, remodeling and renovating of the Premises or improvements and Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in connection therewith. If Landlord relets the Premises it shall apply any sums received upon such reletting in the following order of priority: (i) to the payment of all costs incurred by Landlord in restoring the Premises to good order and repair, or in remodeling, renovating or otherwise preparing the Premises for reletting, (ii) to the payment of all costs (including without limitation any brokerage commissions) incurred by Landlord in reletting the Premises, and in fulfilling Landlord's obligations with respect to such reletting (such as, by way of example, providing services or utilities),
(ii) to the payment of Rent (and any interest thereon) due and unpaid hereunder, and (iv) the balance, if any, to the payment of future Rent as the same may become due hereunder, but Tenant shall not in any event have any claim or right to receive any sums so collected by Landlord, even if such sums exceed the Rents payable hereunder. No act by or on behalf of Landlord under this provision shall constitute a termination of this Lease unless Landlord gives Tenant notice of termination. Notwithstanding any election by Landlord not to terminate this Lease Landlord may at any time thereafter elect to terminate this Lease for any previous breach or default hereunder by Tenant which remains uncured or for any subsequent breach or default.

          c. Landlord shall be entitled at its election to each installment of Rent or to any combination of installments for any period before termination, plus interest at the Interest Rate on each such installment of Rent from the due date of each such installment.

     10.3 Assignment of Rents. Tenant assigns to Landlord all subrents and
          -------------------
other sums falling due from subtenants, licensees and concessionaires (herein called "subtenants") during any period in which Tenant is in default and Tenant shall not have any right to such sums during that period. Landlord may at Landlord's election reenter the Premises, without terminating this Lease, and either or both collect these sums or bring action for the recovery of the sums directly from such obligors. Landlord shall receive and collect all subrents and proceeds from reletting, applying them in the following order of priority:
(a) to the payment of all costs incurred by Landlord in restoring the Premises to good order and repair, or in remodeling, renovating or otherwise preparing the Premises for reletting, (b) to the payment of all costs (including, without limitation, attorneys' fees or brokers' commissions or both) incurred by Landlord in reletting the Premises, and in fulfilling Landlord's obligations with respect to such reletting (such as, by way of example, providing services or utilities), (c) to the payment of Rent (and any interest thereon) due and unpaid hereunder, and (d) the balance, if any, to the payment of future Rent as the same may become due hereunder. Tenant shall nevertheless pay to Landlord on the due date specified in this Lease the equivalent of all sums required of Tenant under this Lease, plus Landlord's expenses, less proceeds of the sums assigned and actually collected under this provision.

     10.4 WAIVER OF DEFAULT. No waiver by Landlord or Tenant of any violation or
          -----------------
breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

     10.5 BANKRUPTCY.  If Tenant assumes this Lease and proposes to assign the
          ----------
same pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. (S)101 et seq., or any successor statute (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant then notice of such proposed assignment, setting forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

                                  ARTICLE XI
                                  ----------

                              DEFAULT BY LANDLORD
                              -------------------

     Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord in writing specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Tenant shall have no rights as a result of any default by Landlord until Tenant gives thirty (30) days' notice to any person who has a recorded interest pertaining to the Building, specifying the nature of the default. Such person shall then have the right to cure such default, and Landlord shall not be deemed in default if such person cures such default within thirty (30) days after receipt of notice of the default, or within such longer period of time as may reasonably be necessary to cure the default. Notwithstanding anything to the contrary in the Lease, Landlord's liability to Tenant for damages resulting from Landlord's breach of any provision or provisions of the Lease shall not exceed the value of Landlord's equity interest in the Building.

                                  ARTICLE XII
                                  -----------

                 SUBORDINATION, ATTORMENT AND NON-DISTURBANCE
                 --------------------------------------------

     12.1 SUBORDINATION ATTORNMENT AND NON-DISTURBANCE. This lease shall be
          ---------------------------------------------
subject and subordinate at all times to the Master Lease and to the lien of any mortgage, deed of trust or other security interest ("mortgage") now existing or hereafter executed in any amount which effects the Building or for which Landlord's interest or estate in the Premises is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such liens to this Lease. In the event that any mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, have the right to attorn to, and shall attorn to, and become Tenant of, the successor in interest to Landlord on all of the terms and conditions contained in this Lease. Tenant covenants and agrees to execute and deliver, within five (5) days of request by Landlord and in the form requested by Landlord, any additional instruments evidencing the priority or subordination of this Lease with respect to the lien of any such mortgage. A condition precedent to the subordination herein and to the execution of any future instrument of subordination is that Landlord shall obtain for the benefit of Tenant a non-disturbance and attornment agreement from the lender in whose favor the subordination is given, in content reasonably acceptable to Tenant. Tenant shall promptly review and execute any non-disturbance agreement submitted to Tenant by Landlord which meets with the requirements of this Section, and shall promptly advise Landlord if Tenant disapproves of any such proposed agreement. Said agreement shall provide that (a) Tenant will not be named or joined in any proceeding to enforce the mortgage unless such is required by law in order to perfect the proceeding, (b) enforcement of the mortgage will not terminate the Lease or disturb Tenant in the possession and use of the Premises, unless Tenant is in default beyond the period provided in the Lease to remedy the default, and
(c) any party succeeding to the interest of the Landlord as a result of the enforcement of the mortgage shall be bound to the Tenant under all the terms, covenants and conditions of this Lease from and after the date of succeeding to the Landlord's interest under this Lease and for the balance of the Term of the Lease, except that in no event will such party be liable for claims arising prior to the date of succession, or be subject to offsets or defenses Tenant might have against a prior Landlord, or be bound by any amendment to the Lease made without the lender's consent, or be liable for completion of construction of any improvements, or be bound by any Rent payments made more than one month in advance to the prior Landlord, and (d) Tenant is obligated to attorn to any party succeeding to the interest of the Landlord as a result of the enforcement of a mortgage.

      12.2 LANDLORD'S RIGHT TO ASSIGN. Landlord's interest in the Lease may
           --------------------------
be assigned to any mortgagee or trust deed beneficiary as additional security. Nothing in this Lease shall empower Tenant to do any act without Landlord's prior consent which can, shall or may encumber the title of the owner of all or any part of the Building.

     12.3  NON-DISTURBANCE.  Subject to Section 7.4 and notwithstanding any of
           ---------------
the provisions of this Article XII to the contrary, Tenant shall be allowed to occupy the Premises, subject to the conditions of this Lease, and this Lease shall remain in effect, until an event of default occurs or until Tenant's rights are modified because of a condemnation proceeding pursuant to Article IX, or because of the occurrence of damage and destruction pursuant to Article VIII of the Lease.

      12.4 ATTORNEY-IN-FACT. If Tenant fails to execute and deliver promptly any
           ---------------
documents or instruments required by this Article XII, such failure shall, at Landlord's option, constitute a default under the Lease, and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.

                                 ARTICLE XIII
                                 ------------

                             ESTOPPEL CERTIFICATES
                             ---------------------

      Either party shall, upon not less than twenty (20) days' prior notice from the other party (which request shall be made no more often than four (4) times in any twelve (12)-month period), execute, acknowledge and deliver to the other party a statement (a) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) provided such certification is true at the time, (b) certifying the date to which the Basic Rent has been paid in advance, (c) stating whether or not, to the best knowledge of the certifying party, the requesting party is in default under this Lease, and if so, specifying such default and/or (d) certifying as to such other matters with respect to this Lease as the requesting party may reasonably request. Any such certificate made by Tenant or Landlord may be relied upon by any prospective purchaser of the Premises or any part thereof, any prospective assignee or subtenant of Tenant, any prospective mortgagee of Landlord, but, provided such certificate was given in good faith by the certifying party, it may not be relied upon by the requesting party to dispute any claim by the certifying party of a default by the requesting party.

                                  ARTICLE XIV
                                  -----------

                              ENTRY BY LANDLORD
                              -----------------

     Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant to enter the Premises to inspect the same, ascertain whether Tenant has complied with the terms of this Leasee, perform work required to be performed by Tenant but with respect to which Tenant is in default, or otherwise to cure any default of Tenant, or show the same to prospective purchasers, insurers and mortgagees and, during the last two (2) years of the Lease Term.

                                  ARTICLE XV
                                  ----------

                  TENANT'S AND LANDLORD'S REPAIR OBLIGATIONS
                  ------------------------------------------

     15.1 TENANT'S REPAIR. Tenant shall, at Tenant's sole cost and expense, keep
          ---------------
the nonstructural portion of the Premises in good and sanitary condition and repair at all times during the Term. All damage, injury or breakage to any part or portion of the Premises or the Building caused by the willful or negligent act or omission of Tenant or Tenant's Employees shall be promptly repaired by Tenant, at Tenant's sole cost and expense, to the satisfaction of Landlord; provided, however, that Tenant shall be entitled to receive reimbursement for such expense to the extent that the cost of any such repair is covered by insurance obtained by Landlord as part of Operating Expenses and is related to damage to the Building rather than to the Premises. Landlord may make any repairs which are not made by Tenant within a reasonable amount of time (except in the case of emergency when such repairs can be made immediately), and charge Tenant for the cost of such repairs. Tenant shall be solely responsible for the design and function of all of Tenant Improvements whether or not installed by Landlord at Tenant's request. Tenant waives all rights to make repairs to the Premises or to the Building at the expense of Landlord, or to deduct the cost of such repairs from any payment owed to Landlord under the Lease.

     15.2 Landlord's Repair.
          -----------------

          (a)   SCOPE OF LANDLORD'S REPAIRS.  So long as no event of default
                ---------------------------
has occurred, Landlord shall maintain and repair the structural elements and the public and common areas of the Building as the same may exist from time to time, except for non-insured damage or wear and tear which is the result of a negligent or willful act or omission of Tenant or Tenant's Employees. Landlord shall have no obligation to make repairs under this Article XV until a reasonable time after receipt of written notice of the need for such repairs.
In no event shall any payments owed by Tenant under the Lease be abated, nor shall Landlord have any liability for interruption or interference in Tenant's business, on account of Landlord's failure to make repairs under this Article XV.

          (b)   LANDLORD'S RIGHT OF ENTRY TO MAKE REPAIRS. In addition to the
                -----------------------------------------
right of entry set forth above in Article XIV, Landlord and Landlord's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees (collectively, "Landlord's Employees") shall have the right to enter the Premises at all reasonable times for the purpose of making any alterations, additions, improvements or repairs to the Premises or the Building as Landlord may deem necessary or desirable, without liability to Tenant. Landlord shall give reasonable notice to Tenant of Landlord's intent to enter the Premises and effect repairs, except, however, in an emergency situation, in which case no prior notice shall be required.

                                 ARTICLE XVI
                                 ------------

                             SURRENDER OF PREMISES
                             ---------------------

     16.1 SURRENDER OF PREMISES.  No act or thing done by Landlord or
          ---------------------
Landlord's Employee during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord, shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     16.2 REMOVAL OF TENANT PROPERTY BY TENANT. Upon the expiration of the Lease
          ------------------------------------
Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of Article VIII and this Article XVI, quit and surrender possession of the Premises to Landlord in as good order and condition as at the commencement of the Lease Term, and as thereafter improved by Tenant, reasonable wear and tear and repairs hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all items of furniture, trade fixtures, equipment, free-standing cabinet work, and other articles of personal property which, pursuant to Section 16.3 below, are and shall remain the property of Tenant, and such property of any other persons claiming under Tenant, but shall not remove any fixtures, Alterations, additions and tenant improvements to the Premises which are, pursuant to Section 16.3 below, the property of Landlord, and in all cases Tenant shall repair any damage to the Premises caused by any such removal. Any Tenant's property which shall not be removed as aforesaid at the expiration or termination of this Lease shall be deemed to have been abandoned by Tenant, and may be removed by Landlord, at Tenant's expense, without any liability to Tenant and without the requirement of any accounting to Tenant therefor.

     16.3 PROPERTY RIGHTS. All items of furniture, trade fixtures, equipment,
          ---------------
free-standing cabinet work, and other personal property acquired at Tenant's expense (and not purchased with the proceeds of the Tenant Improvement Allowance) shall be and remain Tenant's property at all times. All fixtures (other than trade fixtures), Alterations, additions, repairs or improvements attached to or built into, on, or about the Premises prior to or during the Term hereof; at Tenant's expense (and not purchased with proceeds of the Tenant Improvement Allowance) shall be and remain Tenant's property during the Term of this Lease, but at the expiration or earlier termination hereof shall remain part of the Premises and shall without further action by the parties become the property of Landlord. All fixtures, Alterations, additions, repairs, improvements, furniture, equipment, free-standing cabinet work and other personal property paid for from the Tenant Improvement Allowance, shall be and remain at all times the property of Landlord and shall not be removed by Tenant at the end of the Lease Term. Upon written request from Tenant, Landlord shall from time to time execute and deliver any instrument consistent with the foregoing and otherwise reasonably acceptable to Landlord that may be required by any equipment supplier, vendor, lessor and/or lender whereby Landlord waives and/or releases any rights it may have or acquire with respect to any furniture, equipment, personal property or trade fixtures Tenant or any subtenant of Tenant may affix to the Premises amid agreeing that the same do not constitute realty.


                                 ARTICLE XVII
                                 ------------

                                  ARBITRATION
                                  -----------

     17.1  ARBITRATION.
           -----------

           a. No dispute between Landlord and Tenant shall be subject to determination by arbitration unless a provision of thus lease specifies specifically so provides Except as provided in Section 28.3 with respect to arbitration of Fair Market Remutal Rate, whenever aiuy provision of this Lease specifically provides that a matter shall be determined by arbitration in accordance with thus Article XVII and either party notifies the other in writing that such matter shall be so determined, then (i) each party shall, within thirty (30) days thereafter, appoint an arbitrator and each party shall notify the other party of the name and address of the arbitrator so appointed;

(ii) if either party shall fail to make such appointment and to serve notice thereof within the time prescribed, then the appointment of an arbitrator on behalf of such party shall be made in the same manner as provided in clause (iv) below for the appointment of a third arbitrator in the case where the two arbitrators shall fail to agree upon such third arbitrator; (iii) the arbitrators so appointed shall meet within ten (10) days after the second arbitrator is appointed and shall, if possible, determine such matter within thirty (30) days after the second arbitrator is appointed, and their determination shall be final and binding on the parties; (iv) if for any reason such two arbitrators fail to agree on such matter within such period of thirty
(30) days, they shall appoint a third arbitrator, and in the event of their failure to agree upon such third arbitrator within ten (10) days after the time prescribed, either party on behalf of both may apply to the Los Angeles office of the American Arbitration Association (or successor thereto) for the appointment of such third arbitrator, and the other party shall not raise any question as to the full power and jurisdiction of the American Arbitration Association (or successor thereto) to entertain the application and make the appointment; and (v) after the appointment of the third arbitrator each of the first two arbitrators shall submit their respective determinations to the third arbitrator who must select one or the other of such determinations, and the selection so made shall in all cases be binding upon the parties. If any arbitrator shall die, become disqualified or incapacitated, or shall fail or refuse to act, before such matter shall have been determined, then, in place of such arbitrator, an arbitrator shall promptly be appointed in the same manner as the arbitrator who shall have died or become disqualified or incapacitated, or who shall have failed or refused to act.

          b. All arbitration shall be finally determined in the City of Los Angeles and shall be governed (except as provided above) in accordance with the applicable Rules of the American Arbitration Association (or any successor thereto) and the judgement on the award rendered may be entered in any court having jurisdiction. Landlord and Tenant agree and acknowledge that the provisions of this Article XVII constitute an "Agreement" for purposes of California Code of Civil Procedure Section 1280(a). Each arbitrator appointed pursuant to Subsection (a) shall be an independent real estate management professional who is either (i) a member of the Institute of Real Estate Managers having the designation of Certified Property Manager, or (ii) a qualified full-time professional property manager having primary responsibility for the management and operation of one or more first-class office buildings in metropolitan Los Angeles, and who is in either case resident in, and with at least ten (10) years of full-time commercial property management experience in, metropolitan Los Angeles.

     17.2 PAYMENT OF EXPENSES.  Each party shall pay the fees and expenses of
          -------------------
the arbitrator appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third arbitrator, if any.

                                 ARTICLE XVIII
                                 -------------

                               SECURITY DEPOSIT
                               ----------------
     Concurrently with the execution of this Lease, Tenant shall deposit with Landlord a security deposit in the sum specified in provision (p) of the Fundamental Lease Provisions as the Security Deposit. The Security Deposit shall be held by Landlord as security for the full and faithful performance of Tenant's covenants and obligations under this Lease. The Security Deposit is not an advance Basic Rent deposit, an advance payment of any other kind, or a measure of Landlord's damages in case of Tenant's default. If Tenant fails to comply with the full and timely performance of any or all of Tenant's covenants and obligations set forth in this Lease, then Landlord may, from time to time, without waiving any other remedy available to Landlord, use the Security Deposit, or any portion of it, to the extent necessary to cure or remedy such failure or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's failure to comply fully and timely with its obligations pursuant to this Lease. Tenant shall immediately pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount, and Tenant's failure to immediately do so shall constitute a default under the Lease. If Tenant is in compliance with the covenants and obligations set forth in this Lease at the time which is sixty (60) days following the time of both the expiration or termination of the Lease and Tenant's vacating of the Premises as provided in California Civil Code Section 1950.7, Landlord shall return the Security Deposit to Tenant after the expiration or termination of the Lease and Tenant's vacating of the Premises. Each time the

Basic Rent shall increase pursuant to the provisions of this Lease, within five
(5) business days thereafter, Tenant shall pay to Landlord as additional Security Deposit an amount equal to the difference between the new Basic Rent and the Basic Rent in effect immediately prior to such increase. Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord shall not be required to maintain the Security Deposit separate and apart from Landlord's general or other funds, and Landlord may commingle the Security Deposit with any of Landlord's general or other funds. Tenant shall not at any time be entitled to interest on the Security Deposit.

                                  ARTICLE XIX
                                  -----------

                              NO LIENS BY TENANT
                              ------------------

     Tenant shall at all times keep the Premises and the Building free from any liens arising out of any work performed or allegedly performed, materials furnished or allegedly furnished or obligations incurred by or for Tenant. At any time Tenant either desires or is required to make any alterations, Landlord may require Tenant, at Tenant's sole cost and expense, to obtain and provide to Master Landlord and Landlord a completion and/or performance bond in a form and by a surety acceptable to Landlord and in an amount not less than one and one-half (1-1/2) times the estimated cost of such alterations to insure Master Landlord and Landlord against liability from mechanics' and materialmen's liens and to insure completion of the work and may also require such additional items or assurances as Landlord in its sole discretion may deem reasonable or desirable. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for mechanics', materialmen's or other liens in connection with any alterations, repairs, or any work performed, materials furnished or obligations incurred by or for Tenant, and in connection therewith, Tenant shall provide Landlord with notice of any and all liens filed against the Premises and/or the Building. Landlord reserves the right to enter the Premises for the purpose of posting such notices of non-responsibility as may be permitted by law, or desired by Landlord.


                                  ARTICLE XX
                                  ----------

                                   SERVICES
                                   --------

     20.1 HEATING, VENTILATING OR AIR-CONDITIONING. Subject to the full
          ----------------------------------------
performance by Tenant of all of Tenant's obligation under this Lease, Landlord shall, on Monday through Friday, from 8:00 A.M. to 6:00 P.M., and on Saturday, from 9:00 A.M. to 1:00 P.M., excepting state and federal holidays, provide to the Premises heating, ventilation and air-conditioning ("HVAC") when, in the judgment of Landlord, it may be required for the comfortable occupancy of the Premises for general office purposes (subject, however, to any governmental act, proclamation or regulation). Landlord shall not be responsible for any room temperatures if Tenant's lighting and receptacle loads exceed the capacity of Building Standard lighting and receptacles or the limits imposed by any governmental authority. Landlord hereby reserves the right to modify the Business Hours of the Building set forth above as long as the total business hours of the Building shall include at least ten (10) hours on Mondays through Fridays and four (4) hours on Saturdays.

     20.2 CLEANING.  Subject to the full performance by Tenant of the all of
          --------
Tenant's obligations under this Lease, Landlord shall provide janitorial services to the Premises comparable to the janitorial services being provided by comparable landlords of comparable office buildings in the vicinity of the Building ("Comparable Buildings"), each evening, five (5) days per week (except state and federal holidays), provided the Premises are used exclusively in accordance with Article IV of the Lease, and are kept reasonably in order by Tenant. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent the same exceeds the refuse and rubbish usually attendant upon the use of the Premises for general purposes. Landlord shall not be responsible or liable for any act of omission or commission on the part of the persons employed to perform said janitorial services, and said janitorial services shall be performed at Landlord's direction without interference by Tenant or Tenant's Employees.

     20.3 ADDITIONAL SERVICES.  Tenant agrees to immediately pay on demand all
          -------------------
reasonable charges imposed by Landlord from time to time for all Building services and utilities supplied to or used by Tenant in excess of or in addition to those standard Building services and utilities which Landlord agrees to provide Tenant in accordance with Sections 20.1 and 20.2 above (said excess and additional building services and utilities are referred to as "Additional Services"). Landlord may at any time cause a metering system or similar device to be installed at Tenant's expense (which expense Tenant shall pay within ten
(10) working days of receipt of an invoice from Landlord covering the installment cost of such metering system or similar device) to measure the amount of building services, utilities and/or Additional Services consumed by Tenant or used in the Premises.

     20.4 LANDLORD'S RIGHT TO CEASE PROVIDING SERVICES. Landlord reserves the
          --------------------------------------------
right in its sole and absolute discretion to reduce, interrupt or cease providing the HVAC and janitorial services to the Premises or the Building, for any or all of the following reasons or causes:

          a. any accident, emergency, governmental regulation, or "act of god," including, but not limited to, force majeure events; or

          b. the making of any repairs, additions, alterations or improvements to the Premises or the Building until said repairs, additions, alterations or improvements shall have been completed.

     No such interruption, reduction or cessation of any such services or utilities shall constitute an eviction or disturbance of Tenant's use or possession of the Premises or Building, or an ejection or eviction of Tenant from the Premises, or a breach by Landlord of any of its obligations, or render Landlord liable for any damages, including but not limited to any damages, compensation or claims arising from any interruption or cessation of Tenant's business, or entitle Tenant to be relieved from any of its obligations under the Lease, or result in any abatement of Rent. In the event of any such interruption, reduction or cessation, Landlord shall use reasonable diligence to restore such service where it is within Landlord's reasonable control to do so.


                                  ARTICLE XXI
                                  -----------

                               SECURITY SERVICES
                               -----------------

     21.1 LANDLORD'S OBLIGATION TO FURNISH SECURITY SERVICES. Tenant
          --------------------------------------------------
acknowledges that Landlord does not furnish any security services to the Premises or to the Building. Accordingly, Tenant shall have sole responsibility for the protection of itself; Tenant's Employees and all property of Tenant and Tenant's Employees located in, on or about the Premises or the Building. Landlord reserves the right, in its sole discretion, to provide security services to the Building at any time during the Term and to include the cost of any such security services in the Operating Expenses for the Building. Notwithstanding anything to the contrary contained in this Lease, (a) any security service that may be provided by Landlord is intended solely for the operation and benefit of the Building and is not intended for the benefit or protection of the Premises or the invitees of Tenant and the other tenants and/or occupants occupying space in the Building, and (b) Landlord and Tenant shall not be liable to each other for injury, death or damage to or loss of property by reason of Landlord's or Tenant's act or failure to act in providing or maintaining any security in the Building.

     21.2 TENANT'S RIGHT TO INSTALL SECURITY SYSTEM. If Tenant wishes to
          -----------------------------------------
establish or install any automated and/or nonautomated security system in, on or about the Premises, Tenant shall first notify Landlord of Tenant's plan for any such system, and Landlord shall have the right to review and approve or disapprove said plan in Landlord's discretion. If Landlord approves any such plan and Tenant establishes or installs any automated and/or non-automated security system in, on or about the Premises, and should such system adversely affect the Premises or the Building or the desirability of the Premises or the Building as office space, or as an office building, or have an adverse effect on other tenants respectively, Landlord shall subsequently have the right to review Tenant's security system from time to time and request Tenant to make changes in personnel and/or equipment. Tenant shall make such requested changes immediately thereafter. Landlord shall have no obligation to maintain, service or respond to Tenant's security system. Tenant hereby indemnifies and holds Landhord harmless from and against any and all claims, losses and damages (including, but not limited to actual and consequential damages) by or on behalf of Tenant, or any other person, including but not limited to its employees, visitors, invitees, licenses or customers arising directly or indirectly from Landlord's not maintaining, servicing or responding to Tenant's security system.


                                 ARTICLE XXII
                                 ------------

                             SUBSTITUTED PREMISES
                             --------------------

     Landlord shall have the right to relocate the Premises to another part of the Building on the following terms and conditions:

          a. The new premises shall be substantially the same in size, dimensions, configuration, decor, and quality as the Premises described in this Lease, and shall be placed in that condition by Landlord at its sole cost;

          b. The physical relocation of the Premises shall be accomplished by Landlord at its sole cost;

          c. Landlord shall give Tenant at least sixty (60) days' notice of Landlord's intention to relocate the Premises;

          d. The physical relocation of the Premises shall take place on a weekend, if practicable, and shall be accomplished as quickly as reasonably practicable;

          e. All documented, reasonable and actual out-of-pocket costs incurred by Tenant as a result of the relocation, including, without limitation, costs incurred in changing addresses on Tenant's then present stock of stationery and business cards, directories, advertising, and other such items, but excluding any lost revenues or any intangible costs, shall be paid by Landlord;

          f. If the relocated premises are smaller than the Premises as they existed before the relocation, Basic Rent shall be reduced to a sum computed by multiplying the Basic Rent by a fraction, the numerator of which shall be the total number of RSF in the relocated premises, and the denominator of which shall be the total number of RSF in the Premises before relocation; and

          g. The parties shall immediately execute an amendment to this Lease stating the relocation of the Premises and the reduction of the Basic Rent, if any.

                                 ARTICLE XXIII
                                 -------------

                             RULES AND REGULATIONS
                             ---------------------

     Tenant shall faithfully observe and comply with the Building rules and regulations ("Rules and Regulations"), a copy of which is attached to this Lease as Exhibit "D", and all reasonable modifications and additions to the Rules and Regulations from time to time put into effect by Landlord; provided, however, that no modifications or additions to the Rules and Regulations shall interfere with Tenant's permitted use of the Premises as set forth in Section 4.1. Landlord shall not be responsible to Tenant for the nonperformance of any of the Rules and Regulations by any other occupant or tenant of the Building.

                                 ARTICLE XXIV
                                 ------------

                                 HOLDING OVER
                                 ------------

     24.1 SURRENDER OF POSSESSION. Tenant shall surrender possession of the
          -----------------------
Premises immediately upon the expiration of the Term or termination of the Lease. If Tenant shall continue to occupy or possess the Premises after such expiration or termination without the consent of Landlord, then unless Landlord and Tenant have otherwise agreed in writing, Tenant shall be a tenant from month-to-month. All the terms, provisions and conditions of the Lease shall apply to this month-to-month tenancy except those terms, provisions and conditions pertaining to the Term, and except that the Basic Rent shall be immediately adjusted upward upon the expiration or termination of the Lease to equal the greater of (a) one hundred fifty percent (150%) of the then prevailing monthly rental rate for similar commercial space, as determined by Landlord, or (b) one hundred fifty percent (150%) of the Basic Rent for the Premises in effect under this Lease during the month which includes the day immediately prior to the date of the expiration or termination of the Lease. This month-to-month tenancy may be terminated by Landlord or Tenant upon fifteen (15) days' prior notice to the nonterminating party. In the event that Tenant fails to surrender the Premises upon such termination or expiration, then Tenant shall indemnify and hold Landlord harmless against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after said termination or expiration and any related attorneys' fees and brokerage commissions.

     24.2 PAYMENT OF MONEY AFTER TERMINATION. No payment of money by Tenant to
          ----------------------------------
Landlord after the termination of the Lease by Landlord, or after the giving of any notice of termination to Tenant by Landlord which Landlord is entitled to give Tenant under the Lease, shall reinstate, continue or extend the Term of the Lease or shall affect any such notice given to Tenant prior to the payment of such money, it being agreed that after the service of such notice or the commencement of any suit by Landlord to obtain possession of the Premises, Landlord may receive and collect when due any and all payments owed by Tenant under the Lease, and otherwise exercise its rights and remedies. The making of any such payments by Tenant shall not waive such notice, or in any manner affect any pending suit or judgment obtained.

                                  ARTICLE XXV
                                  -----------

                                    WAIVER
                                    ------

     The waiver by Landlord or Tenant of any term, covenant, agreement or condition contained in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant, agreement, condition or provision of this Lease, nor shall any custom or practice which may develop between the parties in the administration of the Lease be construed to waive or lessen the right of Landlord or Tenant to insist upon the performance by the other in strict accordance with all of the terms, covenants, agreements, conditions, and provisions of the Lease. The subsequent acceptance by Landlord of any payment owed by Tenant to Landlord under the Lease, or the payment of Rent by Tenant, shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, agreement, condition or provision of the Lease, other than the failure of Tenant to make the specific payment so accepted by Landlord, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of the making or acceptance of such payment.


                                 ARTICLE XXVI
                                 ------------

                             RIGHT TO PERFORMANCE
                             --------------------

     All covenants and agreements to be performed by Tenant under the Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant shall fail to perform any act on its part to be performed under the Lease, and such failure shall continue for three (3) days after notice thereof to Tenant (provided that no notice shall be required in cases of emergency), Landlord may, but shall not be obligated to do so, without waiving or releasing Tenant from any obligations of Tenant, perform any such act on Tenant's part to be made or performed as provided in the Lease. All costs incurred by Landlord with respect to any such performance by Landlord (including reasonable attorneys' fees) shall be immediately paid by Tenant to Landlord.

                                 ARTICLE XXVII
                                 -------------

                                    PARKING
                                    -------

     Landlord shall maintain and operate, or cause to be maintained and operated, a subterranean automobile parking facility ("Parking Facility"). Tenant shall have the right, so long as Tenant complies with the terms, provisions and conditions of this Lease and is occupying the Premises, to park in the Parking Facility the number of passenger size automobiles set forth in provision (v) of the Fundamental Lease Provisions, which parking spaces shall be unreserved. In the event that, from time to time, the Parking Facility is renovated or replaced, in whole or in part, Landlord shall have the right to relocate Tenant's parking privileges to other parking facilities on a temporary basis. If only a portion of the Parking Facility is renovated or replaced (for example, due to repairs to the air ventilation system or other maintenance work), Landlord shall also have the right to relocate Tenant's parking privileges within the Parking Facility, either by allocating different parking spaces to Tenant, re-striping the parking areas within the Parking Facility or by any other reasonable means.

     Tenant shall pay Landlord (or Landlord's parking contractor, if so directed by Landlord) the monthly charges established from time to time by Landlord (or Landlord's parking contractor, as the case may be) for parking in the Parking Facility, payable in advance, with Tenant's payment of Basic Rent. As of the date hereof, there is currently no charge for each of Tenant's parking spaces. No deductions from the monthly charge shall be made for days on which the Parking Facility is not used by Tenant. Tenant may, from time to time, request additional parking spaces, and if Landlord or its parking contractor shall provide the same, such spaces shall be provided and used on a month-to-month basis, and otherwise on the foregoing terms and provisions, and subject to such monthly parking charges as Landlord, or Landlord's parking contractor, as the case may be, shall establish from time to time.

      Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Parking Facility. Landlord reserves the right to adopt from time to time, modify and enforce reasonable rules (the "Rules") governing the use of the Parking Facility, including any key-card, sticker or other identification or entrance system, and hours of operation. Landlord may refuse to permit any person who violates any such Rules to park in the Parking Facility, and any violation of the Rules shall subject the car to removal, at such person's expense from the Parking Facility.

      The parking spaces hereunder shall be provided on an unreserved "first-come, first-served" basis. Tenant acknowledges that Landlord has or may arrange for the Parking Facility to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. Landlord shall have no liability whatsoever for any damage to property or any other items located in the Parking Facility, nor for any personal injuries or death arising out of any matter relating to the Parking Facility, and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's Employees look to their respective insurance carriers for payment of any losses sustained in connection with any use of the Parking Facility. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, disabled persons and for other tenants, guests of tenants or other parties, and Tenant and persons designated by Tenant hereunder shall not park in any such assigned or reserved spaces. Landlord also reserves the right to close all or any portion of the Parking Facility in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Parking Facility, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control. In such event, Landlord shall refund any prepaid parking rent hereunder, prorated on a per diem basis. If, for any other reason, Tenant or persons properly designated by Tenant, shall be denied access to the Parking Facility, and Tenant or such persons shall have complied with the provisions of this Lease, Landlord's liability shall be limited to such parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative comparable parking, which amount Landlord shall pay upon presentation or documentation supporting Tenant's claims in connection therewith.

     Tenant may validate visitor parking by such method or methods as Landlord or Landlord's parking contractor, as the case may be, may approve, at the validation rate from time to time generally applicable to visitor parking.

     Tenant agrees to acquaint all persons to whom Tenant assigns parking spaces with any rules promulgated by Landlord with respect to the Parking Facility and the parking privileges granted to Tenant herein.


                                ARTICLE XXVIII
                                --------------

                                MUST-TAKE SPACE

     28.1 MUST-TAKE COMMENCEMENT DATE. Provided that no Tenant default exists
          ---------------------------
and subject to the terms and conditions set forth herein, Tenant shall lease the Must-Take Space as set forth in Exhibit "A" from Landlord. The Lease of the Must-Take Space shall commence on March 1, 1998, or the date actual possession of the Must-Take Space is given to Tenant ("Must-Take Commencement Date").

     28.2 BASE RENT AND ADDITIONAL RENT. The Base Rent per rentable square foot
          -----------------------------
of the Must-Take Space shall be equal to the Base Rent per rentable square foot in effect from time to time for the Initial Premises. Tenant's obligation to pay Base Rent with respect to the Must-Take Space shall commence on the Must-Take Commencement Date. Tenant's obligation to pay Additional Rent with respect to the Must-Take Space shall also commence on the Must-Take Commencement Date.

                                 ARTICLE XXIX
                                 ------------

                                QUIET ENJOYMENT
                                ---------------

     So long as Tenant pays all of the Rent due hereunder and performs all of Tenant's other obligations hereunder, Landlord shall do nothing to affect Tenant's right to peaceably and quietly have, hold and enjoy the Premises.


                                  ARTICLE XXX
                                  -----------

                                    NOTICES
                                    -------

     Anything contained in any provision of this Lease to the contrary notwithstanding, Tenant agrees, with respect to the Premises, to comply with and remedy any default in this Lease or the Master Lease which is Tenant's obligation to cure, within the period allowed to Landlord under the Master Lease, even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from Landlord to Tenant is given after the corresponding notice of default from Master Landlord to Landlord (as Master Tenant under the Master Lease). Landlord agrees to forward to Tenant, promptly upon receipt thereof by Landlord, a copy of each notice of default received by Landlord in its capacity as Master Tenant under the Master Lease. Tenant agrees to forward to Landlord, promptly upon receipt thereof, copies of any notices received by Tenant from Master Landlord, or from any governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (e.g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed given when the same are received and addressed to the parties as follows:
If to Tenant, at the address(es) as specified for Tenant in provision(s) of the Fundamental Lease Provision or to such other place as Tenant may from time to time designate in notice to Landlord; if to Landlord, at the address(es) specified in provision (t) of the Fundamental Lease Provisions or to such other places as Landlord may from time to time designate in a notice to Tenant.

                                 ARTICLE XXXI
                                 ------------

                                    BROKER
                                    ------

     Landlord and Tenant represent and warrant to each other that no brokers were involved in connection with the negotiation or consummation of this Lease other than the brokers listed in provision (u) of the Fundamental Lease Provisions. Each party agrees to indemnify the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

                                 ARTICLE XXXII
                                 -------------

                             INTENTIONALLY OMITTED
                             ---------------------

                                ARTICLE XXXIII
                                --------------

                                 MISCELLANEOUS
                                 -------------

     33.1 SEVERABILITY. It is agreed that if any provision of this Lease shall
          ------------
be determined to be void by a court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

     33.2 ENTIRE AGREEMENT. It is understood and acknowledged that there are no
          ----------------
oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto with respect to the subject matter hereof. This Lease contains all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All exhibits referred to herein are incorporated by reference and made a part hereof.

     33.3 CUMULATIVE RIGHTS. The various rights, options, elections, powers and
          -----------------
remedies contained in this Lease shall be construed as cumulative and no one of them shall (except as otherwise expressly provided herein) be exclusive of any of the others, or of any other legal or equitable remedy which either party might otherwise have in the event of breach or default in the terms hereof; and the exercise of one right or remedy by such party shall not impair its right to any other right or remedy until all obligations imposed upon the other party have been fully performed.

     33.4 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be
          -----------------------
deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant.

     33.5 SUCCESSORS. This Lease and all of the covenants and conditions
          ----------
herein contained shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, assigns and other successors in interest of each of the parties; provided that the foregoing shall not be deemed to permit any assignment or sublease under this Lease not otherwise expressly permitted by the terms hereof.

     33.6 CAPTIONS. The titles or captions in this lease are for reference
          --------
purposes only and have no effect upon the construction or interpretation of any part hereof. The use herein of the singular includes the plural and vice versa, and the use herein of the neuter gender includes the masculine and the feminine and vice versa, whenever and wherever the context so requires.

     33.7  AUTHORITY. Each individual executing this Lease on behalf of a party
           ---------
hereto hereby represents and warrants respectively that such party is a duly formed and existing entity qualified to do business in California, that such party has full right and authority to execute and deliver this Lease and that such person signing on behalf of Tenant or Landlord is authorized to do so.

     33.8  INDUSTRY CLASS. Landlord and Tenant acknowledge and agree that for
           --------------
purposes of this Lease the Building is considered to be a Class A building by currently applicable commercial office building industry standards. Whenever reference is made herein to the industry class of the Building, such reference shall mean "Class A" unless due to the passage of time the Building shall no longer fall within such class for reasons other than Tenant's failure to perform its obligations hereunder, in which case such reference shall mean the then actual industry classification applicable to such Building. Any dispute as to the industry class of the Building may be submitted by either party to arbitration pursuant to Article XVII hereof after giving the other party fifteen
(15) days prior notice of the intention to do so.

     33.9  ATTORNEYS' FEES. If either party commences litigation against the
           ---------------
other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

     33.10 GOVERNING LAW. This Lease shall be construed and enforced in
           -------------
accordance with the laws of the State of California

     33.11 MODIFICATION FOR LENDER. Upon Landlord's or Master Landlord's
           -----------------------
request, Tenant agrees to modify this Lease to meet the requirements of any or all lenders or ground lessors selected by Landlord or Master Landlord who request such modification as a condition precedent to providing any loan or financing or to entering into any ground lease affecting or encumbering the Building or any part thereof; provided that such modification does not (a) increase the Basic Rent, or (b) alter the Term, or (c) materially adversely affect Tenant's rights under this Lease.

     33.12 NO RECORDATION.  Landlord and Tenant agree that in no event and under
           --------------
no circumstances shall the Lease be recorded by Tenant.

     33.13 CONFIDENTIALITY.  This Lease document and the terms of this Lease,
           ---------------
and the covenants, obligations, and conditions contained in this Lease shall remain strictly confidential. Tenant agrees to keep such terms, covenants, obligations and conditions strictly confidential and not to disclose such matters to any other landlord, tenant, prospective tenant, or broker. Provided, however, Tenant may provide a copy of this Lease to a non-party solely in conjunction with Tenant's reasonable and good faith effort to secure an assignee or sublessee for the Premises

     33.14 HAZARDOUS MATERIALS. Tenant shall comply with all federal, state
           -------------------
or local laws, ordinances or regulations relating to industrial hygiene and environmental conditions on, under or about the Building including, but not limited to, soil and ground water conditions. Without limiting the generality of the foregoing, Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Building, nor permit Tenant's Employees or other occupants of the Premises to engage in such activities upon or about the Building. However, the foregoing provisions shall not prohibit the transportation to and from, and the use, storage, maintenance and handling within, the Premises of substances customarily used in connection with normal office use provided: (a) such substances shall be used and maintained only in such quantities as are reasonably necessary for the permitted use of the Premises set forth in provision (r) of the Fundamental Lease Provisions, strictly in accordance with applicable laws and the manufacturers' instructions therefore, (b) such substances shall not be disposed of, released or discharged on the Building, and shall be transported to and from the Premises in compliance with all applicable laws, and as Landlord shall reasonably require, (c) if any applicable law or Landlord's trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and shall ensure that disposal occurs frequently enough to prevent unnecessary storage of such substances in the Premises, and (d) any remaining such substances shall be completely, properly and lawfully removed from the Building upon expiration or earlier termination of this Lease.

     Landlord shall have the right, at the following times, to enter the Premises in order to inspect same and to conduct any testing, monitoring or analysis reasonably required in connection therewith (collectively "Inspection"):

          a.    Once in any calendar year upon reasonable notice to Tenant;

          b. At any time during the Term of this Lease if, in Landlord's reasonable judgement, Tenant is violating the use restrictions of this Lease or is not in strict compliance with the regulations, rules or procedures of any applicable governmental entity with respect to the transport, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge of Hazardous Materials at the Premises, in which case Landlord shall give notice to Tenant of the reason for the Inspection and Tenant shall provide Landlord with access to the Premises for such Inspection within five (5) days of any such notice; provided, however, that in an emergency situation Tenant will provide Landlord with immediate access to the Premises.

     If Tenant is violating the use restrictions of this Lease or is not in strict compliance with the regulations, rules or procedures of the applicable governmental entity, then all reasonable costs and expenses reasonably incurred by Landlord in connection with any Inspection shall become due and payable by Tenant as additional rent, within ten (10) days of presentation by Landlord of an invoice therefor. If a dispute exists between Landlord and Tenant as to whether Landlord has sufficient reason to believe that Tenant may be violating the use restrictions of this Lease or may not be in compliance with any other provision of this Lease or any applicable governmental entity with respect to the transport, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge of Hazardous Materials at the Premises, Tenant will provide Landlord with access to the Premises for an Inspection in accordance with the provisions of the immediately preceding paragraph; provided, however, that if there is no such violation or strict non-compliance, Landlord shall be liable for the cost and expense incurred by Landlord in connection with such Inspection.

     Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Material, (iii) any release, discharge or nonroutine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises, and (iv) any matters where Tenant is required by law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Premises. Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet ("MSDS") issued by the manufacturer thereof; written information concerning the removal, transportation and disposal of the same, and such other information as Landlord may reasonably require or as may be required by applicable law. The term "Hazardous Material" for purposes hereof shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a flammable explosive, radioactive material, hazardous or toxic chemical, substance, material or waste or component thereof (whether injurious by themselves or in conjunction with other materials) by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of an MSDS. Without limiting the generality of the foregoing, Hazardous Material shall include, but not be limited to substances defined as "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; and those substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as "hazardous substances" in Section 25316 of the California Health & Safety Code; and in the regulations adopted and publications promulgated from time to time pursuant to said laws.

     If any Hazardous Material is released, discharged or disposed of by Tenant, Tenant's Employees or any other occupant of the Premises, on or about the Building in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable laws clean up and remove the Hazardous Material from the Building and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense. Such clean-up and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fail to comply with the provisions of this Section within five (5) days after written notice by Landlord, or such shorter time as may be required by applicable law or in order to minimize any hazard to persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant's agent through contractors or other parties selected by Landlord, at Tenant's expense (without limiting Landlord's other remedies under this Lease or applicable law). If any Hazardous Material is released, discharged or disposed of on or about the Building and such release, discharge or disposal is not caused by Tenant, Tenant's Employees or other occupants of the Premises, such release, discharge or disposal shall be deemed damage under Article VIII of the Master Lease to the extent that the Premises or common areas serving the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such damage provided under Article VIII of the Master Lease.

           IN WITNESS WHEREOF, the parties have executed the Lease as of the date first set forth above, acknowledged that each party has carefully read each and every provision of the Lease, that each party has freely entered into the Lease of its own free will and volition, and that the terms, conditions and provisions of the Lease are commercially reasonable as of the day and year first above written.

                               "LANDLORD"

                               ARAI CORPORATION OF AMERICA, INC.,
                               a Delaware Corporation



                               By: /s/ David Mgrublian
                                  ------------------------------------
                               Name: Printed: David Mgrublian
                                    ----------------------------------
                               Its: Agent
                                   -----------------------------------
                               Date Executed: 2-18-97
                                             -------------------------

                               "TENANT"

                               THE SHOPPERS' SOURCE,
                               a California Corporation



                               By: /s/ Bob McNulty
                                  -----------------------------------
                               Name Printed:  Bob McNulty
                                            -------------------------
                               Its: President/CEO
                                   ----------------------------------
                               Date Executed: 2/14/97
                                             ------------------------

                                  EXHIBIT "A"

                                   PREMISES
                                   --------

                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "B"

                             CONSTRUCTION AGREEMENT
                             ------------ ---------


Landlord, at Landlord's sole cost and expense, shall cause the tenant improvements identified herein with the following description and as noted on Exhibit "A":

 .  Paint and wallcover removal and skim (8,881 RSF).
 .  Remove flooring and replace new.
 .  New carpet base.
 .  Strip tile and seal concrete.
 .  New VCT, paint, and wallcover removal and skim (777 RSF).

All work will be performed by a licensed general contractor of Landlord's choice and shall be completed during normal business hours. All work shall be completed in accordance with approved plans and specifications of the local governing authorities.

                                  EXHIBIT "C"

                           NOTICE OF LEASE TERM DATES
                           --------------------------



To:
                                             Date:__________________________

RE:  Lease dated February 6, 1997 between Arai Corporation of America, Inc., a
                 ----------------         ---------------------------------
     Delaware Corporation, Landlord, and The Shoppers' Source, a California
     --------------------                --------------------  ------------
     Corporation, Tenant, concerning the Garden Level located at 2101 East Coast
     -----------                         ------------            ---------------
     Highway, Corona Del Mar, California 92625.
     -----------------------------------------

Gentlemen:

     In accordance with the subject Lease, we wish to advise and/or confirm as follows:

     1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

     2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the Term of said Lease commenced as of__________ for a term of five (5) years,
                                                                 --------------
           ending on ___________.

     3. That in accordance with the subject Lease, rental commenced to accrue on _____________________.


     4. If the Commencement Date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

     5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to:

                 ARAI CORPORATION OF AMERICA, INC.
                 C/O INVESTMENT DEVELOPMENT SERVICES, INC.
                 888 WEST SIXTH STREET, NINTH FLOOR
                 LOS ANGELES, CA 90017

                       ARAI CORPORATION OF AMERICA, INC.,
                       a Delaware Corporation



                       By: _______________________________________________
                       Name Printed: _____________________________________
                       Its: ______________________________________________
                       Date Executed: ____________________________________
                                              (LANDLORD)

AGREED AND ACCEPTED:

                             THE SHOPPERS' SOURCE,
                             a California Corporation



                             By: /S/ Bob McNulty
                                 ------------------------------------
                             Name Printed: Bob McNulty
                                           --------------------------
                             Its: President/CEO
                                  -----------------------------------
                             Date Executed: 2/14/97
                                            -------------------------
                                                  (TENANT)


                             Attest: ________________________________
                             Name Printed: __________________________
                             Its: ___________________________________

                             [SEAL]

                                  EXHIBIT "D"
                                  -----------

                             RULES AND REGULATIONS
                             ---------------------

     1. The sidewalks, entrances, exits, passages, parking areas, courts, elevators, vestibules, stairways, corridors, terraces, lobbies or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, exits, elevators and stairways are not for the use of the general public, and Landlord shall retain the right to control and prevent access thereto of all persons whose presence, in the judgment of Landlord, is deemed to be prejudicial to the safety, character, reputation and interests of the Building and its tenants. No Tenant or Tenant's Employee shall go up on the roof of the Building.

     2. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window of the Premises other than Landlord's standard window covering without Landlord's prior consent. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without consent of Landlord.

     3. No signs, picture, placard, advertisement, notice, lettering, direction or handbill shall be exhibited, distributed, painted, installed, displayed, inscribed, placed or affixed by any Tenant on any part of the exterior of Premises or the interior of the Premises which is visible from the exterior of the Premises, the Building or the Project without the prior consent of Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the Tenant violating this rule. Interior signs on doors shall be inscribed, painted or affixed for each Tenant by the Landlord at Tenant's expense, and shall be of a size, color and style acceptable to the Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's building standard sign on the corridor door, applied and installed by Landlord.

     4. The Building directory will be provided exclusively for the display of the name and location of tenants of the Building and Landlord reserves the right to exclude any other names therefrom. Any additional name(s) which Tenant shall desire to have placed on the Building directory must first be approved by Landlord and paid for by the Tenant.

     5. Tenant shall not drill into, or in any way deface any part of the Premises. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior consent of the Landlord.

     6. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Premises or the Building, and no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenant and Tenant's Employees shall be permitted; provided, however, that the power required shall not exceed that amount which can be provided by a 30-amp circuit. No Tenant shall cause or permit any unusual or objectionable odors to be produced or to permeate the Premises or the Building.

           7. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Tenant shall occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau, or as a travel agency, without the consent of Landlord. No Tenant shall sell or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises. No Tenant shall engage or pay any employees on the Premises except those actually working for such Tenant on the Premises nor shall any Tenant advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

     8. No Tenant shall make, or permit to be made, any unseemly noises which disturb other occupants of the Building, whether by the use of any musical instrument, radio, television, phonograph, screening room, loud, unusual or disruptive noise, or in any other way. No Tenant shall use, keep or permit to be used any foul or noxious gas or substance in, on or about the Premises.

     9. No Tenant nor any of Tenant's Employees shall at any time bring or keep within the Premises or the Building any flammable, combustible or explosive fluid, chemical substance, or material. Electric spaceheaters shall not be used at any time by Tenant.

     10. No new or additional locks or bolts of any kind shall be placed upon any of the doors by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior consent of Landlord. If Landlord consents to such a lock change, Tenant must furnish Landlord with a key. Tenant must, upon the termination of its tenancy, give, return, and restore to Landlord all keys of stores, offices, vaults, and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event at any time of any loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

     11. Furniture, freight, packages, equipment, safes, bulky matter or supplies of any description shall be moved in or out of the Building only after the Building Manager has been furnished with prior notice and given his approval and only during such hours and in such manner as may be prescribed by the Landlord from time to time. The scheduling and manner of all Tenant move-ins and move-outs shall be subject to the discretion and approval of Landlord, and said move-ins and move-outs shall only take place after 6:00 P.M. on weekdays, on weekends, or at such other times as Landlord may designate. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause said movers to use only the loading facilities and elevators designated by Landlord. In the event Tenant's movers damage the elevator or any other part of the Project, Tenant shall immediately pay to Landlord the amount required to repair said damage. The moving of safes or other fixtures or bulky or heavy matter of any kind must be done under the Building Manager's supervision, and the person employed by any Tenant for such work must be acceptable to Landlord, but such persons shall not be deemed to be agents or servants of the Building Manager or Landlord, and Tenant shall be responsible for all acts of such persons. The Landlord reserves the right to inspect all safes, freight or other bulky or heavy articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky or heavy articles which violate any of these Rules or the Lease of which these Rules are a part. The Landlord reserves the right to determine the location and position of all safes, freight, furniture or bulky or heavy matter brought onto the Premises, which must be placed upon supports approved by Landlord to distribute the weight.

     12. No furniture shall be placed in front of the Building, or in any lobby or corridor or balcony, without the prior written consent of Landlord. Landlord shall have the right to remove all non-permitted furniture, without notice to Tenant, and at the expense of Tenant.

     13. No Tenant shall purchase water, ice, towel, janitorial or maintenance, or other like services, from any person or persons not approved in writing by the Landlord. No Tenant shall obtain or purchase food or beverages on the Project from any vendor or supplier except at hours and under regulations fixed by Landlord.

     14. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and, upon written notice from Landlord, Tenant shall immediately refrain from or discontinue such advertising.

     15. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 7:00 A.M., Monday through Friday, and at all hours on Saturday, Sunday, state and federal holidays, all persons who are not authorized by Tenant. Such authorization shall be in accordance with procedures established by Landlord in its sole and absolute discretion. Each Tenant shall be responsible for all persons for whom it causes to be present in the Building and shall be liable to Landlord for all acts of such persons. In the case of invasion, riot, public excitement, act of God, or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access of all persons, including Tenant, to the Building during the continuance of the same by such actions as Landlord may deem appropriate, including the closing and locking of doors.

     16. Any persons employed by Tenant to do any work in or about the Premises shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the superintendent of the Building (but shall not be deemed to be an agent or servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons.

     17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress. All doors leading to equipment and utility rooms shall be kept closed.

     18. Canvassing, soliciting and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same.

     19. All office equipment of any electrical nature shall be placed by Tenant in the Premises in settings and locations approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

     20. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the consent of Landlord.

     21. Tenant shall faithfully observe and comply with the terms of any and all covenants, conditions and restrictions recorded against the Project.

     22. Restrooms and other water fixtures shall not be used for any purpose other than that which the same are intended, and any damage resulting to the same from misuse on the part of Tenant or Tenant's Employees shall be paid for by Tenant. Each Tenant shall be responsible for causing all water faucets, water apparatus and utilities to be shut off before Tenant or Tenant's Employees leave the Premises each day and Tenant shall be liable for any waste or damage sustained by other tenants or occupants of the Building or Landlord as a result of Tenant's failure to perform said duty.

     23. In the event the Building or the Premises is or later becomes equipped with an electronic access control device, Tenant shall give Landlord the sum of twenty-five dollars ($25.00) for each identification key or card issued to Tenant as a deposit against the return of the identification key or card to Landlord.

     24. For all purposes of this Exhibit "D", the term "Tenant" shall be defined to include and encompass Tenant's Employees and Tenant's contractors.

                                  EXHIBIT "E"
                                  -----------

               INSURANCE REQUIREMENTS FROM CONTRACTORS & VENDORS
               -------------------------------------------------

     Landlord requires a Certificate of Insurance from all contractors and/or vendors with the following insurance coverages:

     l.   Commercial General Liability
               $1,000,000. Each occurrence/Aggregate should include Premises/ operations, contractual liability, products/completed operations and fire legal liability

     2.   Workers' Compensation - Statutory Limits

     3.   Employer's Liability - $1,000,000.

     4.   Waiver of Subrogation and Additional Insured in favor of:

                    Arai Corporation of America, Inc.
                    ---------------------------------
                    and Investment Development Services, Inc.
                    -----------------------------------------

     5.   Thirty (30) days written Notice of Cancellation to Landlord

     6. Contractor's/Vendor's insurance is primary and non-contributory to Landlord's insurance

     The Certificate of Insurance should be sent to:

          Arai Corporation of America, Inc.
          and Investment Development Services, Inc.
          2915 Redhill Avenue, Suite A21OB
          Costa Mesa, CA 92626

                                  EXHIBIT "F"
                                  -----------

                 CONFIRMATION REAL ESTATE AGENCY RELATIONSHIPS
                 ---------------------------------------------

Property Name:     2101 East Coast Highway
                   -----------------------------------------------------------

Property Address:  2101 East Coast Highway, Garden Level
                   -----------------------------------------------------------

                   Corona del Mar, CA 92625
                   -----------------------------------------------------------

Lessor:            Arai Corporation of America, Inc., a Delaware Corporation
                   -----------------------------------------------------------

Lessee:            The Shoppers' Source, a California Corporation
                   -----------------------------------------------------------

Transaction Type:  Lease Agreement
                   -----------------------------------------------------------

The following agency relationship(s) is/are hereby confirmed for this transaction:

      Listing Agent: Investment Development Services, Inc.
                     ---------------------------------------------------------
      is the agent of (check if applicable)


       X     The Lessor exclusively
      ---

      ___    Both Lessor and Lessee

      ___    Other:  ________________________


      Representing Agent: Hughes Realty
                          -----------------------------------------------------
                                  (If not the same as listing agent)

      is the agent of (check if applicable)

      ___    The Lessor exclusively

       X     The Lessee exclusively
      ---

      ___    Both Lessor and Lessee

      ___    Other: __________________________

Ownership (check if applicable)

      ___    Owner/Lessor is a licensed California Real Estate Agent

      ___    Owner/Lessor is an attorney

We hereby acknowledge the agency relationships and disclosures described above.

ARAI CORPORATION OF AMERICA, INC.,     THE SHOPPERS' SOURCE,
A DELAWARE CORPORATION                 A CALIFORNIA CORPORATION



Lessor: /s/ [ILLEGIBLE]                Lessee: /s/ Bob McNulty/CEO
       --------------------------              ------------------------
                                                   Bob McNulty

Date: 2-18-97                          Date: 2/14/97
      ---------------------------            --------------------------

                                  EXHIBIT "G"
                                  -----------

                          TENANT EMERGENCY DIRECTIVE
                          --------------------------


TENANT:   THE SHOPPERS' SOURCE
          --------------------------------------------------------------
ADDRESS:  2101 E COAST HIGHWAY, GARDEN LEVEL, CORONA DEL MAR, CA 92625
          --------------------------------------------------------------

DURING BUSINESS HOURS (8:30 A.M.-5:00 P.M.)

CONTACT:                          BUSINESS PHONE          FAX NUMBER
-------                           --------------          ----------
___________________________    ____________________   __________________
___________________________    ____________________   __________________
___________________________    ____________________   __________________
___________________________    ____________________   __________________

AFTER BUSINESS HOURS (5:00 P.M.-8:30 A.M.)

CONTACT:                                                   HOME PHONE
-------                                                    ----------
__________________________________________________     _________________
__________________________________________________     _________________
__________________________________________________     _________________
__________________________________________________     _________________

ALSO PLEASE INDICATE WHERE YOUR MONTHLY RENT STATEMENT SHOULD BE SENT:

________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

ALL CHECKS SHOULD BE MADE PAYABLE TO: ARAI CORPORATION OF AMERICA, INC.
                                      ----------------------------------------

Send Checks To:            ARAI CORPORATION OF AMERICA, INC.
                           C/O INVESTMENT DEVELOPMENT SERVICES, INC.
                           888 WEST SIXTH STREET, NINTH FLOOR
                           LOS ANGELES, CA 90017

                                  EXHIBIT "H"
                                  -----------

                             OPTION TO EXTEND TERM
                             ---------------------


1 .  OPTION: Tenant is given the option ("Renewal Option") to extend the Term of
     ------
     this Lease, on all the provisions contained in this Lease except as to Rent. Such Renewal Option shall be for an additional five (5) year period (the "Option Term") following the expiration of the initial Term stated in
     Section 1.5 of the Lease (the "Initial Term"). If Tenant elects to exercise such Renewal Option, such Renewal Option shall be exercised by Tenant giving written notice of exercise of the Renewal Option (the "Option Notice") to Landlord at least six (6) months but not more than nine (9) months before the expiration of the Initial Term. If such Option Notice is not sent during such three (3) month period, such Renewal Option shall be null and void.

2.   OPTION PERSONAL: The Renewal Option is personal to Tenant and may not be
     ---------------
     exercised or assigned, voluntarily or involuntarily, by, or to, any person or entity other than Tenant. The Renewal Option is not assignable separate and apart from this Lease. In the event that at the time the Renewal Option is exercisable by Tenant, this Lease has been assigned, or a sublease exists as to twenty percent (20%) or more of the Premises, the Renewal Option shall be deemed null and void and Tenant, any assignee, or any sublessee, shall not have the right to exercise the Renewal Option.

3.   EFFECT OF DEFAULT ON RENEWAL OPTION: Tenant shall have no right to exercise
     -----------------------------------
     the Renewal Option, (i) if, at the time permitted for the exercise of such Renewal Option, or at any time prior to the commencement of the Option Term, an Event of Default has occurred under any of the provisions of this Lease, or (ii) in the event that Landlord has given to Tenant two (2) or more notices of default under this Lease during the twelve (12) month period prior to the time that Tenant intends to exercise the Renewal Option.

4.   RENT DURING THE OPTION TERM: Tenant shall pay to Landlord, as Rent for the
     ----------------------------
     Premises during the Option Term the higher of (i) the Renewal Rental Rate (as hereinafter defined) or (ii) Rental paid in the month immediately prior to the beginning of the Option Term, plus Tenants Pro Rata Share of the Operating Expense Adjustment and all other charges pursuant to the Lease. Renewal Rental Rate shall mean the rate being charged to new tenants for comparable space by Landlord in the Building or, if not enough comparable transactions exist in the Building, then the rate being charged to new tenants for comparable space in similar buildings in the Newport Beach/Corona del Mar area with similar amenities taking into consideration the size, location, floor level, the proposed term of the Option Term, the extent of the services to be provided and any other relevant terms and conditions in each instance disregarding "tenant concessions", if any, then being offered to prospective new tenants in the Building or comparable buildings. The term "tenant concessions" shall include, without limitation, so-called free rent, tenant improvement allowances, lease takeovers, etc. All Rent payable during the Option Term shall be payable in the same manner and under the same terms and conditions as Rent is paid during the Initial Term.

5.   DOCUMENTATION: Landlord and Tenant shall execute and deliver appropriate
     --------------
     documentation to evidence any renewal of the Lease and the terms and conditions of the lease during the Option Term.

6.   TERMS: All terms used in this Option to Extend, unless otherwise defined in
     -----
     this Option to Extend, shall have the same meaning as the terms defined in the Lease.

7.   RENEWAL RENTAL RATE: Landlord shall determine the Renewal Rental Rate by
     --------------------
     using its good faith judgment. Landlord shall use its best efforts to provide written notice of such amount within thirty (30) days (but in no event later than sixty (60) days) after Tenant sends the Option Notice to Landlord exercising the Renewal Option. Tenant shall have fifteen (15) days (the "Tenant's Review Period") after receipt of Landlord's notice of the new rental within which to accept such rental or to reasonably object thereto in writing. In the event Tenant objects, Landlord and Tenant shall attempt to agree upon such Renewal Rental Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following tenant's Review Period (the "Outside Agreement Date"), then each party's determination shall be submitted to arbitration in accordance with Subsections (a) through (h) below. Failure of Tenant to so elect in writing within the Tenant's Review Period shall conclusively be deemed its approval of the new rental determined by Landlord. In the event that Landlord fails to timely generate the initial written notice of Landlord's determination of the Renewal Rental Rate which triggers the negotiation period of this Section 7, then Tenant may commence such negotiations by providing the initial notice, in which event Landlord shall have fifteen (15) days ("Landlord's Review Period") after receipt of Tenant's notice of the new rental within which to accept such rental. In the event Landlord does not affirmatively in writing consent to Tenant's proposed rental, such proposed rental shall be deemed rejected and Landlord and Tenant shall attempt in good faith to agree upon such Renewal Rental Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Landlord's Review Period (which shall be, in such event, the "Outside Agreement Date" in lieu of the above definition of such date), then each party's determination shall be submitted to arbitration in accordance with Subsections
(a) through (h) below.

(a) Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the five
     (5) year period ending on the date of such appointment in the leasing of commercial low-midrise properties in the Pasadena area. Neither Landlord nor Tenant may consult with such arbitrator before he or she is appointed. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date.

(b) Not later than ten (10) days after both arbitrators are appointed, each party shall separately, but simultaneously submit in a sealed envelope to each arbitrator their separate suggested Renewal Rental Rate and shall provide a copy of such submission to the other party. If the higher rate of the two submitted suggested Renewal Rental Rates does not exceed the lower rate by more than five percent (5%), then the two rates shall be added and then divided by two (thus splitting the difference and avoiding additional arbitration costs) with the resulting dollar amount becoming the Renewal Rental Rate.

(c) If the Renewal Rental Rate is not determined pursuant to Subsection (b) above, the two (2) arbitrators so appointed shall, on or before fifteen
     (15) days from the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be a real estate lawyer (neither party or the arbitrators may consult with such arbitrator regarding the determination of the Renewal Rental Rate prior to such appointment) instead of a broker, but who otherwise shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(d) The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Renewal Rental Rate, and shall notify Landlord and Tenant thereof. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Renewal Rental Rate for the Premises is closer to the actual Renewal Rental Rate for the Premises as determined by the arbitrators, taking into account the requirements of this Subsection (d) regarding same.

(e) The decision of the majority of the arbitrators shall be binding upon Landlord and Tenant.

(f) If either Landlord or Tenant of the two (2) arbitrators fail to appoint an arbitrator within the time period set forth above, the unappointed arbitrator or arbitrators shall be appointed as quickly as possible by, and upon petition by either Party to any court of competent jurisdiction.

(g)  The cost of arbitration shall be paid by Landlord and Tenant equally.

(h) The arbitrators selected shall each be paid a fee of $2,000 ($1,000 to each arbitrator), which fee shall be increased by $100 for each year which elapses between the Commencement Date and date the Option Notice was sent.

[LETTERHEAD OF INVESTMENT DEVELOPMENT SERVICES, INC.]

August 13, 1997

Mr. Bob McNulty
The Shoppers Source
2101 East Coast Highway, Garden Level
Corona del Mar, CA 92625

RE:  SECOND AMENDMENT TO LEASE
     2101 EAST COAST HIGHWAY, GARDEN LEVEL - ADDITIONAL 714 RSF
     CORONA DEL MAR, CA 92625

Dear Bob:

Enclosed are four (4) copies of the above referenced Second Amendment to Lease for your review and execution.

If you find the documents to be in order, please sign and initial where indicated on all four (4) copies. Please retain one (1) copy for your files and return three (3) copies to us so that we may forward these copies to the Landlord for its review and approval. As Investment Development Services, Inc. acts in the capacity of agent only, until Landlord reviews and approves this Lease, the enclosed remains subject to further revision.

Please be advised that nothing contained herein or in the enclosed shall constitute a commitment on the part of the Landlord to proceed with the Amendment until such time as Landlord, in its sole and absolute discretion, has executed and delivered the Amendment. Until such time as Landlord, in its sole and absolute discretion, has executed and delivered the Amendment, Landlord shall have the right to accept any offers from, and enter into a lease with, third parties with respect to the subject premises.

Investment Development Services, Inc. employees are not permitted to give legal advice. If you have any questions on the content of the enclosed documents, you should consult your attorney or other advisors.

Should you have any questions or comments, please call.

Sincerely,

/s/ Cathryn DeFazio                     /s/ [ILLEGIBLE]

Cathryn DeFazio                         Richard E. Saeger
Site Manager                            Real Estate Manager

CD/j1

cc:  Arai Corporation of America, Inc.
     David Saeta
     Sam Okuda

2915 Redhill Avenue, Suite A210B, Costa Mesa, California 92626/(714) 435-3544/FAX (714) 546-8640

       SECOND AMENDMENT TO LEASE DATED FEBRUARY 6, 1997 BY AND BETWEEN
        ARAI CORPORATION OF AMERICA, INC., A DELAWARE CORPORATION, AS
        LESSOR, AND THE SHOPPER'S SOURCE, A CALIFORNIA CORPORATION, AS
       LESSEE, FOR THE PREMISES KNOWN AS 2101 EAST COAST HIGHWAY, GARDEN
                            LEVEL, CALIFORNIA 92625

This Second Amendment to Lease is dated July 23, 1997.

SECTION 1.2 - RENTABLE AREA:
----------------------------

        This section shall be amended to include the northeast corner of the Garden Level comprising of 714 rentable square feet. Approximate square footage shall be amended to read 9,291 usable square feet and 9,595 rentable square feet. Commencing March 1, 1998 the total square footage shall be 10,042 usable square feet and 10,372 rentable square which incorporates the Must-Take Space.

SECTION 2.2 - TERM OF LEASE:
----------------------------

        The Commencement Date for northeast corner of the Garden Level comprising of 714 rentable square feet shall be July 1, 1997, and the Termination Date shall be April 14, 2002.

SECTION 3 OF EXHIBIT C - NOTICE OF LEASE TERM DATES:
----------------------------------------------------

        The Base Monthly Rental, on a Full Service Gross basis, shall be as follows:

                                        GARDEN LEVEL   714 RSF     TOTAL
                                        ------------   -------     -----
      July 1, 1997 - April 14, 1998:     $ 8,969.81    $721.14   $ 9,690.95
      April 15, 1998 - April 14, 1999:   $10,237.48    $756.84   $10,994.32
      April 15, 1999 - April 14, 2000:   $10,720.38    $792.54   $11,512.92
      April 15, 1999 - April 14, 2001:   $11,203.28    $828.24   $12,031.52
      April 15, 2001 - April 14, 2002    $11,686.18    $863.94   $12,550.12


SECTION O. OF FUNDAMENTAL LEASE PROVISIONS - TENANT'S PRO RATA SHARE:
---------------------------------------------------------------------

        Effective July 1, 1997 - 20.44%
        Effective March 1, 1998 - 20.10%

SECTION P. OF FUNDAMENTAL LEASE PROVISIONS - SECURITY DEPOSIT:
--------------------------------------------------------------

        Lessor recognizes that Lessee has a security deposit of $8,881.00 by virtue of the Lease Agreement dated February 7, 1997. Lessor requires an additional security deposit of $721.14 for the northeast corner of the Garden Level comprising of 714 RSF, bringing the total security deposit to $9,602.14. Lessor agrees to hold said deposit throughout the term of this Lease in accordance with Lease Agreement.

SECTION Q. OF FUNDAMENTAL LEASE PROVISIONS - TENANT IMPROVEMENTS:
----------------------------------------------------------------

        Lessor shall not be required to participate financially in any tenant improvements involving the northeast corner of the Garden Level comprising of 714 RSF. All work completed in the leased premises shall be performed by licensed contractors showing evidence of $1,000,000 in general liability insurance naming Arai Corporation of America, Inc. and Investment Development Services, Inc. as additional insured and proof of worker's compensation coverage. All work shall be completed per building and governmental code.

        In addition, Lessor shall reserve the right to hire independent contractors to perform inspections of any and all Tenant Improvement work completed without prior consent. Lessee shall be responsible for all costs associated with the inspections and any work necessary to correct deficiencies.

Second Amendment
July 23, 1997
Page 2

SECTION R. OF FUNDAMENTAL LEASE PROVISIONS - USE:
-------------------------------------------------

     The northeast corner of the Garden Level comprising of 714 RSF shall be used for computer and equipment storage to comply with building and/or governmental codes.

SECTION V. OF FUNDAMENTAL LEASE PROVISIONS - PARKING:
-----------------------------------------------------

     No additional parking shall be allocated for the additional space in the northeast corner of the Garden Level comprising of 714 RSF.

SECTION 5.3 - LEGAL FEES RELATED TO UNAUTHORIZED ALTERATIONS:
-------------------------------------------------------------

     Lessee shall be financially responsible for any and all legal fees related to their current Lease default regarding unauthorized expansion.

SECTION 20.5 - SIGNAGE:
-----------------------

     No additional signage shall be allocated for the additional space in the northeast corner of the Garden Level comprising of 714 RSF.

All terms and conditions of the base Lease Agreement, except those modified or amended herein, shall remain in full force and effect.

ARAI CORPORATION OF AMERICA, INC.,      THE SHOPPER'S SOURCE, A
A DELAWARE CORPORATION                  CALIFORNIA CORPORATION


By:                                     By:   /s/ Robert McNulty
      -------------------------               -------------------------
      David G. Mgrublian                      Robert McNulty

Its:  Agent                             Its:  CEO
      -------------------------               -------------------------

Date: _________________________         Date: _________________________

             "Lessor"                                 "Lessee"